STEIN ROE TAXABLE BOND FUNDS

                        STEIN ROE INTERMEDIATE BOND FUND
                              STEIN ROE INCOME FUND
                            STEIN ROE HIGH YIELD FUND

                          Annual Report o JUNE 30,2001

[STEIN ROE LOGO]
STEIN ROE MUTUAL FUNDS

Contents

From the President                                            1

Stein Roe Intermediate Bond Fund
      Performance Summary                                     2
      Portfolio Manager's Report                              3

Stein Roe Income Fund
      Performance Summary                                     8
      Portfolio Manager's Report                              9

Stein Roe High Yield Fund
      Performance Summary                                    14
      Portfolio Manager's Report                             15

Portfolios of Investments                                    19

Financial Statements                                         38

Notes to Financial Statements                                46

Financial Highlights                                         54

Report of Independent Auditors                               62

For daily performance updates on all Stein Roe funds, please visit www.steinroe.com. Must be preceded or accompanied by a prospectus.

From the President

[PHOTO OF STEPHEN E. GIBSON]

Dear Shareholder:

     Falling interest rates, a steepening of the Treasury yield curve, and unique technical factors set the stage for the fixed income markets during the 12 months ended June 30, 2001. During the period, in response to overwhelming evidence of a slowing economy, the Federal Reserve Board (the Fed) reversed their previous tightening. In an effort to prevent a recession, the Fed aggressively lowered interest rates, announcing five 50 basis point (0.5%) cuts between January and May 2001 and one 25 basis point (0.25%) cut in June. Aggressive easings like this have been quite rare, occurring less than once a decade.

              These cuts restored investor confidence and the Treasury yield curve steepened dramatically during the period. Short-term rates moved lower in response to Fed actions, but longer-term rates held steady on inflation fears.

     The various sectors of the bond market were impacted by these economic conditions in different ways. Investment grade corporate bonds benefited from a sizable yield advantage over Treasuries, but high yield bonds had a particularly rough ride.

     It's important to note that lower interest rates don't usually begin to boost economic activity until at least 12 months and often more than 18 months later. By that timetable, the economic environment is unlikely to improve meaningfully until much later this year or early in 2002. At that time, the Bush administration's $1.6 billion tax cut would be in effect and this may also help the economy and the markets.

     Your portfolio managers discuss this in greater detail on the following pages. They share their management strategies for the funds with respect to market conditions and impart their plans for positioning the funds for the future.

     As always, I thank you for choosing the Stein Roe Taxable Bond Funds and for giving us the opportunity to serve your investment needs.

     Sincerely,

     /s/ Stephen E. Gibson

     Stephen E. Gibson
     President

Because economic and market conditions change, there can be no assurance that the trends described in this report will continue or come to pass.

Performance Summary

STEIN ROE INTERMEDIATE BOND FUND

Average Annual Total Returns (%), Year Ended June 30, 2001

                                          1 Year     5 Year      10 Year
------------------------------------------------------------------------
Stein Roe Intermediate
Bond Fund Class S                         12.86       7.71        7.80
------------------------------------------------------------------------
Lehman Brothers Intermediate
Government/Credit Bond Index              11.04       7.01        7.33
------------------------------------------------------------------------
Lipper Intermediate Investment
Grade Debt Fund Average                   10.16       6.58        7.41
------------------------------------------------------------------------

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions. The Lehman Intermediate Government/Credit Bond Index is an unmanaged group of fixed-income securities that differs from the composition of the fund; it is not available for direct investment and does not incur fees or expenses. Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Source of data: Lipper Inc.; Liberty Funds Distributor, Inc.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

INVESTMENT COMPARISONS

Growth of a $10,000 Investment June 30, 1991 to June 30, 2001

[LINE CHART]            As of 6/30/2001

                           Lehman           Intermediate
         Stein Roe         Inter            Investment
         Intermediate      Gov/Credit       Grade
         Bond Fund:$21,186 Index:$20,286    Debt Funds:$20,112
---------------------------------------------------------------
1991     10000             10000            10000
         10473             10482            10538
         10995.6           10985.1          11072.3
         10942.8           10885.2          10964.9
1992     11397             11316.2          11379.3
         11856.2           11815.3          11897.1
         11840.8           11772.7          11874.5
         12373.7           12238.9          12410
1993     12602.6           12503.3          12733.9
         12859.7           12785.9          13100.7
         12927.8           12807.6          13100.7
         12644.7           12547.6          12729.9
1994     12543.6           12472.3          12561.9
         12633.9           12574.6          12628.5
         12598.5           12560.8          12637.3
         13123.9           13112.2          13207.3
1995     13811.5           13766.5          13966.7
         14123.7           13995            14220.9
         14721.1           14487.6          14802.5
         14532.7           14367.4          14533.1
1996     14612.6           14457.9          14589.8
         14913.6           14713.8          14859.7
         15386.4           15074.3          15289.1
         15351             15057.7          15212.7
1997     15972.7           15501.9          15729.9
         16483.8           15920.5          16231.7
         16818.5           16261.2          16626.1
         17163.2           16514.8          16883.8
1998     17491.1           16825.3          17241.8
         17814.7           17580.8          17878
         17896.6           17633.5          17912
         18050.5           17600            17827.8
1999     17945.8           17529.6          17637
         18125.3           17690.9          17734
         18125.3           17699.7          17709.2
         18533.1           17965.2          18029.7
2000     18775.9           18268.8          18258.7
         19457.5           18795            18764.5
         20078.1           19490.4          19462.5
         20939.5           20151.1          20052.2
2001     21186             20286.1          20112.4




MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Each illustration above assumes a $10,000 investment on 6/30/91 and each index is an unmanaged group of fixed-income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. Source of data: Lipper Inc.; and Liberty Funds Distributor, Inc.

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

Portfolio Manager's Report

Fund Commentary

COMMENTARY FROM MIKE KENNEDY,
PORTFOLIO MANAGER OF
STEIN ROE INTERMEDIATE BOND FUND

     For the 12 months ended June 30, 2001, Stein Roe Intermediate Bond Fund generated a total return of 12.86% based on class S shares. The fund outperformed its benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index, which posted an 11.04% total return for the same period.

Investment Objective and Strategy:

Seeks its total return by pursuing current income and opportunities for capital preservation. The fund invests all of its assets in SR&F Intermediate Bond Portfolio as part of a master fund/feeder fund structure. The portfolio invests primarily in a diversified portfolio of marketable debt securities. The dollar-weighted average life of its portfolio is expected to be between three and 10 years.

Fund Inception:

December 5, 1978

Net Assets:

$526.3 million

Sector and security selection make the difference

     We believe that the fund's solid performance was due in part to favorable sector weightings. We had an overweight position in investment-grade corporate bonds, which had a sizable return advantage over Treasuries during the period. We also chose lower-quality BBB rated corporate bonds at an especially good point in the period.

     We began selling shorter- and longer-term issues in order to buy 7 - 10 year bonds during the period. This worked well due to the dramatic steepening of the yield curve as the Fed lowered interest rates. The steepening was caused by the declining yields of the short and intermediate segments while the long-term issues held steady. This meant that owning issues with the right maturities was important.

     In addition, we made some good tactical moves in the high yield market, adding BB rated securities just before the high yield rally at the beginning of 2001.

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     We also benefited from our holdings of Yankee bonds. These dollar-denominated securities are issued by foreign entities. The fund purchased European bank issues which performed well during the period.

     Finally, we increased our holdings in health care, adding HCA and United Healthcare (2.6% and 1.5% of net assets, respectively). Both these companies have shown improving fundamentals and attractive valuations.

MATURITY (unaudited)1
% as of 6/30/01

Greater than 20 years    9.3
10-20 years              4.7
5-10 years              50.4
1-5 years               33.0
Less than 1 year         2.6


Yield curve reverses during period

     At the beginning of the period through January, the yield curve was inverted and short-term interest rates exceeded long-term interest rates. Now the situation has been reversed. That's because short- and intermediate-term yields responded more to the Fed rate cuts than long-term rates, which were held back on fears of inflation.

     The inverted yield curve put pressure on non-Treasury sectors. But the slowing economy and the Fed's monetary policy reversal shifted investor sentiment back toward higher-risk debt, improving the environment for the non-Treasury areas of the bond market. This was good news for the fund because of our strong position in corporate bonds and other non-Treasury securities.

PORTFOLIO STATISTICS (unaudited)

                                  As of 6/30/01       As of 6/30/00
----------------------------------------------------------------------
Adjusted Duration                   5.1 years           5.0 years
Average Weighted Maturity           8.3 years           9.1 years
Average Weighted Coupon               7.56%               7.86%


1Maturity breakdowns are unaudited and are calculated as a percentage of total holdings in SR&F Intermediate Bond Portfolio. Because the portfolio is actively managed, there can be no guarantee that the portfolio will continue to maintain this maturity breakdown in the future.

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

Improving bond market fundamentals and valuations

     We feel we are currently at a good point in the credit cycle and fundamentals should begin to improve. Companies, concerned about the difficulties associated with accessing capital over the past year, have cut back on capital expenditures and are focused on improving their balance sheets. Additionally, stock buybacks have fallen and have been staying at lower levels. This trend toward balance sheet improvement should be good for corporate bonds. It should help improve credit quality, which has been trending lower. Valuations on corporate bonds have been attractive as well, with yield spreads (the difference between corporate and Treasury bonds) at historically wide levels.

QUALITY (unaudited)1
-------------------

[BAR CHART]

                        As of 6/30/01                As of 6/30/00
----------------------------------------------------------------------
AAA                        16.0%                          27.7%
AA                          8.1%                           8.1%
A                          29.8%                          26.8%
BBB                        24.6%                          27.5%
BB and below               14.7%                           9.9%
US Treasury/Agency          6.8%                           N/A



Fund well positioned for the months ahead

     We expect to see the economy rebound in the coming months as the Fed's rate cuts begin to have their desired effect. In combination with the tax cuts, the economy will likely strengthen later this year and in early 2002. This may lead to better earnings,

1Quality breakdowns are unaudited and are calculated as a percentage of total holdings in SR&F Intermediate Bond Portfolio. Because the portfolio is actively managed, there can be no guarantee that the portfolio will continue to maintain this quality breakdown in the future.

which in turn should help credit quality and further strengthen the corporate bond market. We believe that the fund is well positioned for this environment.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. Portfolio holdings are as of 6/30/01 and are subject to change.

Investing in high yield bonds involves greater credit and other risks not associated with investing in higher quality bonds. Bond investing also involves interest rate risk, which means that bond prices may change as interest rates increase or decrease. Foreign investments involve market, political, accounting and currency risks not associated with other investments. The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged group of bonds that vary in quality; it is not available for direct investment. Source of Lipper data: Lipper Inc.

SECURITIES TYPE BREAKDOWN (unaudited)1
-------------------------------------


[PIE CHART]

Corporate Bonds                            76.3%
Mortgage-Backed Securities                 17.3%
Asset-Backed Securities                     2.8%
US Treasury Securities                      2.2%
Cash & Equivalents                          1.4%




1Securities type breakdowns are unaudited and are calculated as a percentage of total net assets in SR&F Intermediate Bond Portfolio. Because the portfolio is actively managed, there can be no guarantee that the portfolio will continue to maintain this breakdown in the future.

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This page intentionally left blank.

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Performance Summary

STEIN ROE INCOME FUND

Average Annual Total Returns (%), Year Ended June 30, 2001

                                          1 Year     5 Year      10 Year
-------------------------------------------------------------------------
Stein Roe Income Fund Class S             12.20       7.25        8.30
-------------------------------------------------------------------------
Lehman Brothers Intermediate
Credit Bond Index                         11.93       7.23        7.97
-------------------------------------------------------------------------
Lipper Corporate BBB Rated
Debt Fund Average                          9.61       6.39        8.09
-------------------------------------------------------------------------

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions. The Lehman Intermediate Government/Credit Bond Index is an unmanaged group of fixed-income securities that differs from the composition of the fund; it is not available for direct investment and does not incur fees or expenses. Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Source of data: Lipper Inc.; Liberty Funds Distributor, Inc.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

INVESTMENT COMPARISONS

Growth of a $10,000 Investment June 30, 1991 to June 30, 2001

[LINE CHART]               As of 6/30/2001

                                              Lipper
         Stein             Lehman Brothers    Corporate
         Roe               Intermediate       BBB Rated
         Income            Credit             Debt Fund
         Fund:$22,203      Bond Index:$21,528 Average:$21,519
----------------------------------------------------------------------
1991     10000             10000              10000
         10529             10505              10591
         11094.4           11002.9            11150.2
         11107.7           10969.9            11126.8
1992     11524.3           11440.5            11575.2
         12143.1           11957.7            12143.5
         12104.2           11905              12158.1
         12770             12480              12818.3
1993     13211.8           12842              13283.6
         13642.5           13201.5            13772.4
         13724.4           13230.6            13878.5
         13288             12869.4            13367.8
1994     13121.9           12769              13073.7
         13232.1           12900.5            13192.6
         13199             12878.6            13149.1
         13894.6           13565              13763.2
1995     14800.5           14415.6            14818.8
         15139.4           14711.1            15205.6
         15804.1           15324.5            15929.4
         15576.5           15111.5            15602.8
1996     15649.7           15184.1            15693.3
         15990.9           15480.2            16065.2
         16566.5           15932.2            16685.3
         16558.2           15866.8            16583.6
1997     17260.3           16417.4            17281.7
         17843.7           16937.9            17966.1
         18152.4           17263.1            18400.9
         18504.6           17553.1            18735.8
1998     18763.6           17902.4            19091.8
         18821.8           18618.5            19374.3
         18876.4           18694.8            19531.2
         18959.4           18696.7            19459
1999     18860.8           18545.2            19192.4
         18947.6           18675.1            19198.1
         19108.7           18725.5            19211.6
         19582.6           18957.7            19576.6
2000     19788.2           19232.6            19645.1
         20461             19849.9            20161.8
         20984.8           20499              20746.5
         21903.9           21312.8            21424.9
2001     22203             21528.1            21519.2



MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Each illustration above assumes a $10,000 investment on 6/30/91 and each index is an unmanaged group of fixed-income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. Source of data: Lipper Inc., Liberty Funds Distributor, Inc.

Portfolio Manager's Report

Fund Commentary

COMMENTARY FROM STEVE LOCKMAN,
PORTFOLIO MANAGER OF
STEIN ROE INCOME FUND

     For the 12 months ended June 30, 2001, Stein Roe Income Fund generated a total return of 12.20% based on class S shares. The fund outperformed its benchmark, the Lehman Brothers Intermediate Credit Bond Index, which posted a total return of 11.93% for the same period.

     We believe that the fund outperformed the index in part because we were able to avoid many declining credits. These issues, known in the industry as "fallen angels," are those that fall from a BBB or higher rating to below investment grade.

Investment Objective and Strategy:

Seeks its total return by investing for a high level of current income and, to a lesser extent, capital appreciation. The fund invests all of its assets in SR&F Income Portfolio as part of a master fund/feeder fund structure. The portfolio invests primarily in medium- or higher-quality debt securities and, to a lesser extent, lower-quality securities, which may involve greater credit and other risks.

Fund Inception:

March 5, 1986

Net Assets:

$266.1 million

Fixed income market performance is mixed

     The high-quality bond market performed well during the reporting period. The Fed reversed its monetary policy in response to the slowing economy, and most bonds did well in an environment of falling interest rates. As the yield curve steepened, bonds with short to intermediate maturities benefited most. In fact, during the period, 5-year bonds were the top performers with yields declining almost 125 basis points, in comparison with 10-year bond yields declining 62 basis points and those with 30-year maturities declining only 14 basis points. Within the short-to-intermediate maturity range, those issues with slightly lower ratings, A and BBB, performed especially well.

     It was a turbulent year, however, for low-rated, high yield bonds. This was due, in part, to the slowing economy (the high yield market is generally tied more closely to the stock market than other fixed income markets). In addition, the telecommunications industry, which makes up approximately one-third of the high yield market, was caught in a capital crunch; unable to raise the money needed to continue its build-out. Poor performance in the high yield sector was also caused by a high default rate. Defaults reached the highest level since 1991.

MATURITY (unaudited)1
% as of 6/30/01

Greater than 20 years   19.5
10-20 years             12.9
5-10 years              33.5
1-5 years               25.0
Less than 1 year         9.1


Management decisions benefit fund

     Yield curve placement and credit and industry selection were critical factors in the fund's success during the reporting period. We increased the fund's exposure to issues with maturities ranging from 10 to 20 years. This enabled the fund to benefit from the Fed's policy of aggressive easing because as the yield curve steepened short- to intermediate-term bonds were the top performers.

     Attractive yield spreads versus higher quality bonds prompted us to increase our exposure to A and BBB rated issues. As the spreads narrowed for these securities, they turned in higher relative total returns.

PORTFOLIO STATISTICS (unaudited)

                                 As of 6/30/01        As of 6/30/00
----------------------------------------------------------------------
Adjusted Duration                   5.6 years           5.6 years
Average Weighted Maturity          10.8 years          11.9 years
Average Weighted Coupon               8.14%               8.35%


1Maturity breakdowns are unaudited and are calculated as a percentage of total holdings in SR&F Income Portfolio. Because the portfolio is actively managed, there can be no guarantee that the portfolio will continue to maintain this maturity breakdown in the future.

     We increased our holdings in Treasury securities during the period due to a higher than average spread in corporate bonds. And we also decreased our holdings in high yield bonds because of the negative high yield environment.

QUALITY (unaudited)1
-------------------


[BAR CHART]

                       As of 6/30/01             As of 6/30/00
----------------------------------------------------------------------
AAA & AA                   14.6%                     14.2%
A                          20.8%                     22.9%
BBB                        36.5%                     29.4%
BB&B                       24.8%                     28.2%
CCC/Not Rated               3.3%                      5.3%



     While the duration of the fund at the end of the reporting period, 5.6 years, is identical to the duration at the beginning of the period, there were changes made throughout the year in response to market conditions. Duration is a measurement of a fund's sensitivity to changes in interest rates. We lowered the duration slightly during the first half of the reporting period while the Fed tightened. Then, we increased the duration in January when the Fed reversed its monetary policy. This focus on greater interest rate sensitivity during a period of declining rates enhanced the fund's total return.

Credit and industry selection will be crucial to fund's future success

     Should the economy show positive improvement, and the Fed cease its lowering of rates, we may lower our duration to neutral or slightly below neutral. However, it's important to note that the fund is not managed according to interest rates. It is credit and industry selection

1Quality breakdowns are unaudited and are calculated as a percentage of total holdings in SR&F Income Portfolio. Because the portfolio is actively managed, there can be no guarantee that the portfolio will continue to maintain this breakdown in the future.

that we expect to be tantamount to the fund's ability to outperform in the coming months. We believe that inflation is well under control and expect that to remain the case throughout the next 12 months. The Fed should continue to be a positive influence on the markets and has room left for continued easing.

     In this type of environment there should be a narrowing of spreads in all corporate bonds. We plan, therefore, to maintain our exposure in A and BBB rated issues. Once credit quality bottoms out, we may increase our high yield position as we see opportunities.

     We also intend to increase our exposure to cyclical companies such as industrials, paper and metals. The strength of the economy would determine the extent of our increase. Should the Fed slow or cease interest rate cuts, we would expect to decrease our exposure to the financial industry. As always, we will carefully study market trends and analyze issues, acting on the fund's objective and our convictions to reduce risk and enhance performance.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any.

Investing in high yield bonds involves greater credit and other risks not associated with investing in higher quality bonds. Bond investing also involves interest rate risk, which means that bond prices may change as interest rates increase or decrease. Foreign investments involve market, political, accounting and currency risks not associated with other investments. The Lehman Brothers Intermediate Credit Bond Index is an unmanaged group of bonds; it is not available for direct investment. Source of Lipper data: Lipper Inc.

This page intentionally left blank.

Performance Summary

STEIN ROE HIGH YIELD FUND

Average Annual Total Return (%), Year Ended June 30, 2001

                                                     1 Year       Life1
-----------------------------------------------------------------------
Stein Roe High Yield Fund Class S                    -4.99        4.98
-----------------------------------------------------------------------
Merrill Lynch High Yield Master II Index             -0.92        4.10
-----------------------------------------------------------------------
Lipper High Current Yield Fund
      Category Average                               -5.33        2.08
-----------------------------------------------------------------------

1Stein Roe High Yield Fund commenced operations on 11/1/96. Index and peer group comparisons are from 10/31/96.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. An expense limitation of 1.00% was in effect for Stein Roe High Yield Fund for the periods shown. Returns would have been lower without the limitation. Total return includes changes in share price and reinvestment of income and capital gains distributions. The Merrill Lynch High Yield Master II Index is an unmanaged group of fixed-income securities that differs from the composition of the fund; it is not available for direct investment and does not incur fees or expenses. Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Source of data: Lipper Inc., Bloomberg; Liberty Funds Distributor, Inc.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

INVESTMENT COMPARISONS

Growth of a $10,000 Investment November 1, 1996 to June 30, 2001

[LINE CHART]

         Stein             Merrill Lynch    Lipper
         Roe               High Yield       High Current
         High Yield        Master II        Yield
         Fund:$12,541      Index:$12,061    Fund Average:$11,465
----------------------------------------------------------------------
         10000             10000            10000
         10076             10201            10184
         10271.5           10285.7          10310.3
1997     10392.7           10362.8          10421.6
         10621.3           10522.4          10607.1
         10423.8           10377.2          10386.5
         10590.5           10510            10477.9
         10913.5           10731.8          10760.8
         11090.3           10898.1          10938.4
         11409.8           11186.9          11231.5
         11402.9           11173.5          11257.3
         11658.3           11374.6          11517.4
         11565.1           11432.6          11470.2
         11671.5           11540.1          11559.6
         11902.6           11650.9          11688
         12151.3           11836.1          11921.7
         12348.2           11884.7          12023
         12653.2           11997.6          12185.4
         12743             12049.2          12230.4
         12711.2           12121.5          12226.8
1998     12687             12184.5          12237.8
         12882.4           12262.5          12314.9
         11851.8           11643.2          11446.7
         11876.7           11673.5          11364.3
         11759.1           11423.7          11129
         12394.1           12016.5          11721.1
         12415.2           11994.9          11682.4
         12702             12156.9          11869.3
         12742.6           12074.2          11836.1
         13048.4           12214.2          12017.2
         13330.3           12437.8          12296
         13106.3           12323.3          12083.3
1999     13127.3           12292.5          12085.7
         13182.4           12308.5          12099
         12939.9           12178            11978
         12884.2           12129.3          11908.5
         12871.3           12063.8          11879.9
         13180.2           12220.7          12079.5
         13434.6           12294            12240.2
         13256             12247.3          12185.1
         13392.5           12273            12281.3
         13140.7           12092.6          12086.1
         13102.6           12092.6          12045
         12910             11940.2          11839
2000     13190.1           12170.7          12075.8
         13277.2           12236.4          12106
         13380.8           12356.3          12171.4
         13006.1           12250            11997.3
         12591.2           11860.5          11613.4
         11910             11405            11032.7
         12153             11665.1          11271
         12963.6           12403.5          11991.2
         13024.5           12592            12048.8
         12719.7           12340.2          11730.7
         12521.3           12172.3          11608.7
         12786.8           12386.6          11749.2
2001     12541             12060.8          11464.8



MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Each illustration above assumes a $10,000 investment on 11/1/96 and each index is an unmanaged group of fixed-income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. Source of data: Lipper Inc., Liberty Funds Distributor, Inc.

Portfolio Manager's Report

Fund Commentary

COMMENTARY FROM STEVE LOCKMAN,
PORTFOLIO MANAGER OF
STEIN ROE HIGH YIELD FUND

     For the 12 months ended June 30, 2001, the Stein Roe High Yield Fund generated a total return of negative 4.99% based on class S shares. The fund underperformed its benchmark, the Merrill Lynch High Yield Master II Index, which posted a negative 0.92% total return for the same period.

     The fund's exposure to the telecommunications sector hurt performance. Previously the driver of positive performance, telecom issues did poorly during the period. In addition, the fund was underweighted in interest-rate sensitive BB securities, which performed well during the period due to the Fed's aggressive easing. Finally, the fund underperformed the index due to the fact that the index has a shorter maturity than the portfolio. During the period, short-term issues outperformed long-term issues.

Investment Objective and Strategy:

Seeks its total return by investing for a high level of current income and capital appreciation. The fund invests all of its assets in the SR&F High Yield Portfolio as part of a master fund/feeder fund structure. The Portfolio invests primarily in high-yield, high-risk debt securities.

Fund Inception:

November 1, 1996

Net Assets:

$19.1 million

Rough period for the high yield market

     The high yield bond market significantly underperformed all major fixed-income asset groups. This was the beginning of the fourth year of below coupon returns--an unprecedented occurrence.

     Several factors negatively influenced the high yield market during the period. Credit risk, for one, increased considerably, as the annual default rate reached its highest level since 1991. The number of companies downgraded by the major rating agencies substantially outnumbered the companies upgraded. This had a negative psychological affect on the market.

     In addition, the continuation of the Nasdaq decline negatively affected high yield valuations, particularly in the telecommunications sector. While telecom was the fastest growing sector of the past few years, representing roughly one-third of the high yield bond market, it was hurt during the period by the falling stock market. This sector is comprised primarily of start-up growth companies, some of which do not have significant revenues or profits but need funding to continue their build-out. Their ability to access that funding was impaired during the period.

MATURITY (unaudited)1
% as of 6/30/01

Greater than 10 years    5.6
5-10 years              87.6
1-5 years                5.1
Less than 1 year         1.7


     All of these factors led to severe illiquidity in the market. With the slowing economy we began to see negative earnings reports which led to further deterioration in the market as a whole. Yield spreads widened over 300 basis points during the reporting period.

     The one bright spot during the reporting period was during the first quarter of 2001, particularly January and February, when high yield bonds performed well in an environment of declining interest rates.

Managing the fund under adverse conditions

     In an effort to manage risk during the period, we decreased our exposure to the telecom sector. This helped relative performance over the second half of the year.

     We also increased our holdings in the energy, transportation and printing sectors. These areas all have more predictable and reliable


PORTFOLIO STATISTICS (unaudited)

                                 As of 6/30/01        As of 6/30/00
----------------------------------------------------------------------
Adjusted Duration                   4.8 years           4.8 years
Average Weighted Maturity           7.5 years           7.5 years
Average Weighted Coupon               9.44%               8.77%




1Maturity breakdowns are unaudited and are calculated as a percentage of total holdings in SR&F High Yield Portfolio. Because the portfolio is actively managed, there can be no guarantee that the portfolio will continue to maintain this breakdown in the future.

cash flows and improving fundamentals. This action benefited the fund as most other corporate earnings have generally continued to decline due to a slowing economy.

     Finally, we decreased our exposure to the interest-rate sensitive BB and BBB rated securities. This had a positive effect on performance given the declining interest rate environment.

QUALITY (unaudited)1


[BAR CHART]

                           As of 6/30/01             As of 6/30/00
----------------------------------------------------------------------
BBB                              8.6%                     8.7%
BB                              29.4%                    13.8%
B                               55.6%                    65.2%
CCC/Not Rated                    4.2%                     9.8%
Other                            2.2%                     2.5%


Fund well positioned for the future

     The high yield market still has a lot to overcome. Downgrades have continued to far exceed upgrades, which negatively affects market psychology. In addition, banks have tightened their credit standards making it more difficult for businesses to obtain the financing they need. And in the manufacturing sector, lower capacity utilization has been hurting profit margins and pricing power.

     On an historical basis, high yield spreads appear wide. But that needs to be put in perspective because it includes very high spreads in the telecom sector. Excluding telecom, the high yield market has remained defensive and willing to buy safe and improving companies and industries at fair to tight spreads. Currently, we plan to look for opportunities in the aerospace/defense, cable and health care sectors. While we do not expect to completely avoid the telecom sector, we are

1Quality breakdowns are unaudited and are calculated as a percentage of total holdings in SR&F High Yield Portfolio. Because the portfolio is actively managed, there can be no guarantee that the portfolio will continue to maintain this breakdown in the future.

not planning to increase our exposure there until we see more evidence that business plans can be executed and access to liquidity returns.

     On the positive side, we believe that there is room for the Fed to continue cutting interest rates. Historically, high yield bonds tend to perform quite well, relative to other fixed income sectors, in that environment. Also, liquidity has improved in the high yield market, excluding telecom. In fact, supply of high yield issues thus far in 2001 exceeded the supply of the entire year in 2000. It's important to note as well, that these new issues were of higher quality, in more stable industries.

     In addition, the current liquidity environment appears positive. There is currently a good deal of money in money market mutual funds that could move to the equity or high yield market when the economy shows signs of improvement. This could likely take place at the end of this year or the beginning of 2002, as the Fed easing takes hold and the tax cuts go into effect.

     We believe that the fund is well positioned to reduce the risk of the negative factors in the market and take advantage of the positive trends.

Industry sectors in the following financial statements are based upon the standard industrial classification (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon the advisor's defined criteria as used in the investment process.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any.

Investing in high yield bonds involves greater credit and other risks not associated with investing in higher quality bonds. Bond investing also involves interest rate risk, which means that bond prices may change as interest rates increase or decrease. Foreign investments involve market, political, accounting and currency risks not associated with other investments. The Merrill Lynch High Yield Master II Index is an unmanaged group of bonds; it is not available for direct investment. Source of Lipper Data: Lipper Inc.

SR&F Intermediate Bond Portfolio

INVESTMENT PORTFOLIO
June 30, 2001

Corporate Fixed Income Bonds & Notes - 75.2%            Par          Value
--------------------------------------------------------------------------

FINANCE, INSURANCE & REAL ESTATE - 22.0%

   Depository Institutions - 8.6%

   Barclays Bank PLC, 7.375%, 6/29/49 (a)...    $ 5,000,000    $ 4,956,000
   Citicorp, 8.040%, 12/15/19 (a)...........      9,000,000      9,187,830
   Den Norske Bank, 7.729%, 6/29/49 (a).....      2,500,000      2,473,150
   GS Escrow Corp., 7.000%, 8/1/03..........      3,300,000      3,289,836
   Merita Bank Ltd., 7.150%, 9/11/49 (a)....      5,400,000      5,459,454
   Sanwa Bank Ltd., 7.400%, 6/15/11.........      5,000,000      4,829,300
   Sovereign Bancorp, Inc., 10.500%,
     11/15/06...............................      2,750,000      2,960,540
   Standard Chartered Bank,
     8.000%, 5/30/31 (a)....................      4,500,000      4,533,480
   Washington Mutual, 7.500%, 8/15/06.......      7,000,000      7,390,110
                                                              ------------
                                                                45,079,700
                                                              ------------
   Financial Services - 2.4%

   Household Finance Co., 6.750%, 5/15/11...      5,000,000      4,942,400
   LaBranche & Co., Inc., 12.000%, 3/1/07...      3,300,000      3,712,500
   Washington Mutual Finance, 6.875%,
      5/15/11...............................      4,000,000      3,969,840
                                                              ------------
                                                                12,624,740
                                                              ------------
   Holding & Other Investment Offices - 3.3%

   Applied Global Finance Ltd., 8.643%,
     10/4/01................................      1,000,000      1,020,000
   HSBC Holdings PLC:
     9.547%, 12/31/49 (a)...................      4,500,000      5,065,560
     10.176%, 12/31/49 (a)..................      5,000,000      6,145,900
   Meditrust Cos.,:
     7.114%, 8/15/04 (a)....................      2,000,000      1,860,000
     7.820%, 9/10/26........................      3,700,000      3,579,750
                                                              ------------
                                                                17,671,210
                                                              ------------
   Insurance Carriers - 2.0%

   Florida Windstorm Underwriting Association,
     7.125%, 2/25/19 (a)....................      2,800,000      2,764,132
   Prudential Insurance Company of America,
     7.650%, 7/1/07 (a).....................      7,250,000      7,669,630
                                                              ------------
                                                                10,433,762
                                                              ------------
   Non-depository Credit Institutions - 1.0%

   Countrywide Home Loans, Inc., 6.850%,
     6/15/04................................      5,000,000      5,158,700
                                                              ------------

   Security Brokers & Dealers - 4.7%

   Goldman Sachs Group, 6.875%, 1/15/11.....      5,000,000      4,970,250
   Morgan Stanley Dean Witter,:
     6.100%, 4/15/06........................      5,000,000      4,989,600
     6.750%, 4/15/11........................     10,000,000      9,920,800
   Salomon Smith Barney Holdings,
     5.875%, 3/15/06........................      5,000,000      4,950,500
                                                              ------------
                                                                24,831,150
                                                              ------------



See accompanying Notes to Financial Statements.

                                                        Par          Value
--------------------------------------------------------------------------

MANUFACTURING - 5.8%

   Chemicals & Allied Products - 1.2%

   Eastman Chemical Co., 7.625%, 6/15/24....    $ 5,000,000    $ 4,988,550
   MacDermid, Inc., 9.125%, 7/15/11 (a).....      1,250,000      1,237,500
                                                              ------------
                                                                 6,226,050
                                                              ------------
   Food & Kindred Products - 1.2%

   Kellogg Co., 6.600%, 4/1/11 (a)..........      6,500,000      6,348,485
                                                              ------------

   Furniture & Fixtures - 0.2%

   Briggs & Stratton, 8.875%, 3/15/11 (a)...      1,350,000      1,343,466
                                                              ------------

   Lumber & Wood Products - 1.7%

   Georgia Pacific, 7.500%, 5/15/06.........      4,000,000      3,983,520
   Louisiana-Pacific Corp., 8.500%, 8/15/05.      5,000,000      4,703,700
                                                              ------------
                                                                 8,687,220
                                                              ------------
   Printing & Publishing - 0.5%

   Primedia, Inc., 8.875%, 5/15/11 (a)......      3,000,000      2,820,000
                                                              ------------

   Tobacco Products - 1.0%

   UST, Inc., 8.800%, 3/15/05...............      5,000,000      5,118,600
                                                              ------------

MINING & ENERGY - 5.8%

   Metal Mining - 0.2%

   Freeport-McMoran Copper & Gold, Inc.,
     7.500%, 11/15/06.......................      1,670,000      1,085,500
                                                              ------------

   Oil & Gas Extraction - 5.6%

   Baker Hughes, Inc., 6.875%, 1/15/29......      4,000,000      3,838,840
   Noble Drilling Corp., 7.500%, 3/15/19....      5,745,000      5,670,258
   PDVSA Finance Ltd.,Series 1-A,
     7.400%, 8/15/16........................      2,500,000      2,100,000
   PDVSA Finance Ltd., Series 1999-F,
     8.750%, 2/15/04........................      2,415,000      2,444,004
   Pemex Project Funding Master Trust,
     9.125%, 10/13/10 (a)...................      2,250,000      2,372,850
   Petrobas International Finance,
     9.750%, 7/6/11 (a).....................      3,500,000      3,495,625
   YPF Sociedad Anonima, :
     7.500%, 10/26/02.......................      1,287,658      1,286,049
     10.000%, 11/2/28.......................      2,000,000      2,145,100
   Yosemite Securities Trust I, 8.250%,
     11/15/04 (a)...........................      6,000,000      6,184,500
                                                              ------------
                                                                29,537,226
                                                              ------------

RETAIL TRADE - 5.6%

   Auto Dealers & Gas Stations - 1.3%

   Daimler Chrysler NA Holdings, 6.400%,
     5/15/06................................      7,000,000      6,945,120
                                                              ------------

   Food Stores - 0.6%

   Hormel Foods Corp., 6.625%, 6/1/11 (a)...      3,375,000      3,339,664
                                                              ------------


See accompanying Notes to Financial Statements.

                                                        Par          Value
--------------------------------------------------------------------------

   General Merchandise Stores - 2.3%

   Buhrmann US, Inc., 12.250%, 11/1/09......    $ 1,750,000    $ 1,732,500
   Kohls Corp., 6.300%, 3/1/11 (a)..........      5,000,000      4,841,400
   The May Department Stores Co.,
     7.900%, 10/15/07.......................      5,000,000      5,323,650
                                                              ------------
                                                                11,897,550
                                                              ------------
   Miscellaneous Retail - 1.4%

   Price/Costco, Inc., 7.125%, 6/15/05......      7,000,000      7,228,410
                                                              ------------

SERVICES - 12.4%

   Amusement & Recreation - 1.0%

   Harrahs Operating Co., Inc., 7.125%,
     6/1/07 (a).............................      5,250,000      5,195,505
                                                              ------------

   Business Services - 0.6%

   Federal Express Corp., Series A1,
     7.530%, 9/23/06........................      2,865,921      2,968,378
                                                              ------------

   Health Services - 4.2%

   HCA - The Healthcare Co., :
     7.125%, 6/1/06.........................      8,000,000      7,890,800
     8.750%, 9/1/10.........................      5,600,000      5,964,000
   HCR Manor Care, 8.000%, 3/1/08...........      1,500,000      1,487,760
   Quest Diagnostic, Inc., 7.500%, 7/12/11..      2,500,000      2,487,475
   Tenet Healthcare Corp., 7.875%, 1/15/03..      4,000,000      4,070,000
                                                              ------------
                                                                21,900,035
                                                              ------------
   Hotels, Camps & Lodging - 1.5%

   Marriott International, Inc., 7.875%,
     9/15/09...............................       5,000,000      5,152,100
   Prime Hospitality Corp., 9.250%, 1/15/06.      2,950,000      3,009,000
                                                              ------------
                                                                 8,161,100
                                                              ------------
   Managed Healthcare - 1.5%

   United Healthcare Group, 7.500%,
     11/15/05..............................       7,500,000      7,826,550
                                                              ------------

   Media - 1.9%

   AOL Time Warner, Inc., 7.625%, 4/15/31...      5,250,000      5,250,053
   Viacom, Inc., 7.700%, 7/30/10............      4,600,000      4,841,224
                                                              ------------
                                                                10,091,277
                                                              ------------
   Waste Services - 1.7%

   Allied Waste North America, 8.875%,
     4/1/08 (a).............................      3,275,000      3,377,344
   Waste Management, Inc., 7.375%, 8/1/10...      5,500,000      5,508,250
                                                              ------------
                                                                 8,885,594
                                                              ------------

TRANSPORTATION, COMMUNICATION & ELECTRIC SERVICES - 22.8%

   Air Transportation - 6.2%

   Air 2 US, 8.027%, 10/1/19 (a)............      6,846,556      7,175,123
   Delta Air Lines, Inc., :
     7.570%, 11/18/10 (b)...................      4,250,000      4,464,413
     7.779%, 11/18/05.......................      6,250,000      6,541,750



See accompanying Notes to Financial Statements.

                                                        Par          Value
--------------------------------------------------------------------------

   Air Transportation (cont)

   Systems 2001 Asset Trust, :
     6.664%, 9/15/13........................    $ 3,250,000    $ 3,257,475
     7.156%, 12/15/11.......................      4,750,000      4,787,050
   United Airlines, Inc., :
     7.783%, 1/1/14.........................      3,165,487      3,339,937
     9.200%, 3/22/08........................      2,620,213      2,790,291
                                                              ------------
                                                                32,356,039
                                                              ------------
   Cable - 1.4%

   Charter Communications Holdings Inc., :
     9.625%, 11/15/09 (a)...................      1,000,000      1,000,000
     10.000%, 5/15/11 (a)...................      1,000,000      1,015,000
   CSC Holdings, Inc., :
     7.625%, 4/1/11 (a).....................      1,750,000      1,666,035
     7.875%, 2/15/18........................      4,250,000      3,887,603
                                                              ------------
                                                                 7,568,638
                                                              ------------
   Electric Services - 8.2%

   AES Corp., 8.750%, 6/15/08...............      4,750,000      4,678,750
   AES Eastern Energy, L.P. 9.670%, 1/2/29..      1,750,000      1,743,315
   CMS Energy Corp., 9.875%, 10/15/07.......      2,500,000      2,618,750
   Calpine Canada Energy, 8.500%, 5/1/08....      3,500,000      3,359,790
   Edison Mission, 9.875%, 4/15/11..........      1,100,000      1,042,250
   Endesa-Chile Overseas Co., 8.500%,
     4/1/09.................................      3,000,000      3,015,990
   Israel Electric Corp., Ltd., 7.950%,
     5/30/11 (a)............................      7,000,000      7,069,860
   Mirant Americas Generation, 7.625%,
     5/1/06 (a).............................      3,000,000      3,020,640
   Mirant Corp., 7.900%, 7/15/09 (a)........      3,000,000      2,947,530
   Niagara Mohawk Power Corp., 8.875%,
     5/15/07................................      5,500,000      5,933,785
   Oglethorpe Power Corp., 6.974%, 6/30/11..      3,476,000      3,471,168
   PSE+G Energy Holdings, 8.500%,
     6/15/11 (a)............................      4,125,000      4,097,899
                                                              ------------
                                                                42,999,727
                                                              ------------
   Telecommunications - 6.3%

   Frontier Corp., 7.250%, 5/15/04..........      7,000,000      5,670,000
   Rogers Wireless, Inc., 9.625%,
     5/1/11 (a).............................      2,600,000      2,600,000
   TPSA Finance BV, 7.750%, 12/10/08 (a)....      6,000,000      5,916,300
   Telus Corp., :
     7.500%, 6/1/07.........................      3,500,000      3,591,840
     8.000%, 6/1/11.........................      3,200,000      3,256,224
   Worldcom, Inc., :
     7.500%, 5/15/11........................      3,250,000      3,161,438
     8.250%, 5/15/31........................      9,200,000      9,044,796
                                                              -------------
                                                                33,240,598
                                                              -------------
   Transportation Services - 0.7%

   Stagecoach Holdings PLC, 8.625%,
     11/15/09...............................      4,075,000      3,772,228
                                                              -------------

WHOLESALE TRADE - 0.8%

   Nondurable Goods - 0.8%

   Lilly Del Mar, Inc., 7.717%, 8/1/29 (a)..      3,750,000      3,896,132
                                                              -------------

TOTAL CORPORATE FIXED INCOME BONDS & NOTES
   (cost of $390,947,320)...................                   395,238,354
                                                              -------------



See accompanying Notes to Financial Statements.

                                                        Par          Value
--------------------------------------------------------------------------

GOVERNMENT OBLIGATIONS - 9.1%

   Foreign Government & Agency Obligations - 2.3%

   Philippines (Rep), 10.625%, 3/16/25......    $ 3,000,000    $ 2,716,980
   State of Qatar, 9.750%, 6/15/30 (a)......      5,000,000      5,650,400
   United Mexican States, 9.875%, 2/1/10....      3,500,000      3,846,500
                                                              -------------
                                                                12,213,880
                                                              -------------
   US Government & Agency Obligations - 6.8%

   Federal Home Loan Mortgage Corporation:
     12.000%, 7/1/20........................      1,091,103      1,240,442
                                                              -------------

   Federal National Mortgage Association:
     6.000%, 4/1/09-3/1/24..................     13,322,855     13,120,463
     6.500%, 10/1/28........................      5,723,615      5,632,381
     8.500%, 5/1/03-11/1/03.................         55,324         58,556
     9.250%, 3/25/18........................      1,062,536      1,161,415
                                                              -------------
                                                                19,972,815
                                                              -------------
   Government National Mortgage Association:
     6.625%, 7/20/25........................        861,339        883,415
     8.000%, 1/15/08-7/15/08................      1,699,400      1,771,082
     9.000%, 6/15/16-10/15/16...............        140,583        148,139
                                                              -------------
                                                                 2,802,636
                                                              -------------
   U.S. Treasury Notes:
     5.000%, 2/15/11........................      4,500,000      4,365,675
     6.250%, 5/15/30........................      6,650,000      7,043,747
                                                              -------------
                                                                11,409,422
                                                              -------------
TOTAL GOVERNMENT OBLIGATIONS
    (cost of $46,649,085)...................                    47,639,195
                                                              -------------

NON-AGENCY MORTGAGE-BACKED SECURITIES &
ASSET-BACKED SECURITIES - 12.9%

   Asset-Backed Securities - 2.7%

   Broad Index Secured Trust Offering,
     Series 1997-1A, Class B, 9.500%,
     12/31/02...............................      3,000,000      2,400,000
   Cigna CBO 1996-1 Ltd., Series 1996-1,
     Class A2, 6.460%, 11/15/08.............      4,814,529      4,694,166
   Diversified REIT Trust, Series 1999-1A,
     Class C, 6.780%, 3/18/11 (a)...........      5,000,000      4,946,875
   First Boston Mortgage Securities Corp.,
     Series 1993-H1, Class AIO, 2.108%,
     9/28/13................................        825,586          4,128
   Green Tree Home Improvement Loan Trust,
     Series 1994-A, Class A, 7.050%, 3/15/14        463,754        463,971
   Option One Mortgage Securities Corp.,
     Series 1999-B, Class 2A, 9.660%,
     3/26/29................................      1,905,822      1,895,400
                                                              -------------
                                                                14,404,540
                                                              -------------
   Mortgage-Backed Securities - 10.2%

   American Mortgage Trust, Series 1993-3,
     8.190%, 9/27/22........................      1,075,574        968,016
   Asset Securitization Corp., Series 1997-D5,
     Class A1C, 6.750%, 2/14/41.............      6,500,000      6,569,063
   GS Mortgage Securities Corp.,
     Series 1998-3, Class A, 7.750%,
     9/20/27 (a)............................      4,644,956      4,847,447



See accompanying Notes to Financial Statements.

                                                        Par          Value
--------------------------------------------------------------------------

   Mortgage-Backed Securities (cont)

   JP Morgan Commercial Mortgage Finance
     Corp., Series 1999-C8, Class A2,
     7.400%, 7/15/31........................    $10,000,000   $ 10,420,313
   Kidder Peabody Acceptance Corp.,
     Series 1994-C3, Class A2, 8.500%,
     4/1/07.................................        440,199        450,104
   LB Commercial Conduit Mortgage Trust,
     Series 1998-C4, Class A1B,
     6.210%, 10/15/08 (b)...................     10,000,000      9,862,500
   Mellon Residential Funding Corp.,
     Series 1998-TBC1, Class A3, 5.610%,
     10/25/28...............................      4,500,000      4,523,203
   Merrill Lynch Mortgage Investors, Inc.,
     Series 1995-C3, Class A3, 7.059%,
     12/26/25...............................      4,500,000      4,620,594
   Merrill Lynch Trust, Series 20, Class D,
     8.000%, 12/20/18.......................        747,372        782,409
   Nomura Asset Securities Corp.,
     Series 1996-MD5, Class A1B, 7.120%,
     4/13/36................................      6,255,000      6,315,611
   PNC Mortgage Securities Corp.,
     Series 1996-1, Class A5, 7.500%,
     6/25/26................................      3,245,923      3,325,042
   Structured Asset Securities Corp.,
     Series 1996-CFL, Class X1, 1.586%,
     2/25/28................................     17,573,952        790,828
                                                              -------------
                                                                53,475,130
                                                              -------------
TOTAL NON-AGENCY MORTGAGE-BACKED &
ASSET-BACKED SECURITIES
   (cost of $68,022,204)....................                    67,879,670
                                                              -------------

SHORT-TERM OBLIGATIONS - 1.3%

   Commercial Paper - 1.3%

   UBS Finance Corp., 4.140% (c) 7/2/01
     (cost of $6,999,195)...................      7,000,000      6,999,195
                                                              -------------

TOTAL INVESTMENTS
   (cost of $512,617,804) (d)..............                    517,756,414
                                                              -------------

OTHER ASSETS & LIABILITIES, NET - 1.5%.....                      7,771,448
                                                              -------------

NET ASSETS - 100.0%........................                   $525,527,862
                                                              =============




See accompanying Notes to Financial Statements.

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a)These securities are exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the value of these securities amounted to $146,520,716, which represents 27.9% of net assets.

(b)This security, or a portion thereof, with a total market value of $525,225 is being used to collateralize short futures contracts.

(c)Rate represents yield at time of purchase.

(d)At June 30, 2001, the cost of investments for federal income tax purposes is $512,930,037.

Short futures contract open on June 30, 2001:

                                                               Unrealized
                             Par Value                        Appreciation/
                            Covered by                        Depreciation
             Type            Contracts       Expiration        at 06/30/01
          -----------       ----------       ----------        ----------

         Treasury Bond     $12,500,000     September 2001        $(89,894)
         Treasury Note       2,500,000     September 2001          45,537
                                                                ---------
                                                                 $(44,357)
                                                                =========



            Acronym               Name

           --------      -----------------------

             REIT     Real Estate Investment Trust
                                               -


See accompanying Notes to Financial Statements.

SR&F Income Portfolio

INVESTMENT PORTFOLIO
June 30, 2001

Corporate Fixed Income Bonds - 87.9%

U.S. Corporate Bonds - 87.0%                            Par          Value
--------------------------------------------------------------------------
CONSTRUCTION - 1.1%

   Building Construction - 1.1%

   Beazer Homes USA, Inc., 8.875%, 4/1/08...    $ 3,000,000    $ 3,015,000
                                                              ------------

FINANCE, INSURANCE & REAL ESTATE - 30.2%

   Depository Institutions - 11.0%

   Abbey National Capital Trust II,
     8.963%, 12/29/49.......................      2,500,000      2,813,225
   Barclays Bank PLC, 7.375%, 6/29/49.......      2,500,000      2,478,000
   Citicorp, 8.040%, 12/15/19 (a)...........      4,000,000      4,083,480
   Credit Suisse First Boston London,
     7.900%, 12/15/26 (a)...................      3,500,000      3,563,980
   GS Escrow Corp., 7.125%, 8/1/05..........      3,000,000      2,909,160
   Keyot Series 1997-P3 B, 8.350%, 12/25/24.      1,400,000      1,281,875
   Morgan Stanley Dean Witter, 6.100%,
     4/15/06................................      1,500,000      1,496,880
   Merrill Lynch Bank & Trust Co. Cayman
     Islands, 8.390%, 8/1/01 (a)............      3,000,000      3,015,690
   Sovereign Bancorp, Inc., 10.500%,
     11/15/06...............................      1,500,000      1,614,840
   Swiss Bank Corp., 7.375%, 7/15/15........      4,000,000      4,200,720
   The Export-Import Bank of Korea, 6.375%,
     2/15/06................................      2,000,000      1,974,500
                                                              ------------
                                                                29,432,350
                                                              ------------
   Financial Services - 8.2%

   ACE Capital Trust II, 9.700%, 4/1/30.....      4,500,000      5,177,115
   Den Norske, 7.729%, 6/29/49..............      1,500,000      1,483,890
   Household Finance Co., 6.750%, 5/15/11...      2,500,000      2,471,200
   LaBranche & Co., Inc., 12.000%, 3/1/07...      2,000,000      2,250,000
   Orion Power Holdings, Inc., 12.000%,
     5/1/10 (a).............................      1,000,000      1,110,000
   PDVSA Finance Ltd., Series 1-A,
     7.400%..8/15/16........................      2,500,000      2,100,000
   PDVSA Finance Ltd., Series 1999F
     8.750%, 2/15/04........................      1,380,000      1,396,574
   Pinnacle Partners, 8.830%, 8/15/04(a)....      2,750,000      2,827,990
   TP SA Finance BV, 7.750%, 12/10/08 (a)...      3,000,000      2,958,150
                                                              ------------
                                                                21,774,919
                                                              ------------
   Holding & Other Investment Offices - 7.1%

   American Health Properties, Inc., 7.050%,
     1/15/02................................      3,000,000      3,012,030
   ERAC USA Finance Co., 8.000%,
     11/15/11 (a)...........................      3,000,000      3,059,670
   HSBC Holdings PLC, 9.547%, 12/31/49 (a)..      2,500,000      2,814,200
   Meditrust, 7.620%, 9/13/05...............      2,000,000      1,820,000
   Petrobas International Finance, 9.750%,
     7/6/11 (a).............................      1,500,000      1,498,125
   The Prudential Property Separate Account,
     6.625%, 4/1/09.........................      3,000,000      2,802,300
   Systems 2001 Asset Trust,
     6.664%, 9/15/13........................      1,750,000      1,754,025
     7.156%, 12/15/11.......................      2,250,000      2,267,550
                                                              ------------
                                                                19,027,900
                                                              ------------


See accompanying Notes to Financial Statements.

                                                        Par          Value
--------------------------------------------------------------------------

   Insurance Carriers - 2.3%

   Florida Windstorm Underwriting Association,
     7.125%, 2/25/19 (a)....................    $ 2,000,000    $ 1,974,380
   The Prudential Property Separate Account,
     7.125%, 7/1/07.........................      4,000,000      4,030,160
                                                              ------------
                                                                 6,004,540
                                                              ------------
   Real Estate - 0.7%

   Property Trust of America, 6.875%,
     2/15/08................................      1,750,000      1,761,918
                                                              ------------

   Security Brokers & Dealers - 0.9%

   Broad Index Secured Trust Offering,
     Series 1997 1A, Class B, 9.500%,
     12/31/02...............................      3,000,000      2,400,000
                                                              ------------

MANUFACTURING - 11.6%

   Chemicals & Allied Products - 1.9%

   Eastman Chemical Co., 7.625%, 6/15/24....      3,000,000      2,993,130
   Lyondell Chemical Co., 9.750%,
     9/4/03 (a).............................      2,000,000      2,035,000
                                                              ------------
                                                                 5,028,130
                                                              ------------
   Electronic & Electrical Equipment - 0.6%

   L-3 Communications Corp., 10.375%,
     5/1/07.................................      1,500,000      1,582,500
                                                              ------------

   Food & Kindred Products - 3.9%

   Coca-Cola Bottling Co. Consolidated, Series A
     8.560%, 2/26/02........................      2,000,000      2,047,560
   Hormel Foods Corp., 6.625%, 6/1/11 (a)...      1,625,000      1,607,986
   Kellogg Co., 6.600%, 4/1/11..............      3,250,000      3,174,242
   Panamerican Beverages, Inc., 7.250%,
     7/1/09.................................      2,000,000      1,884,520
   Pepsi-Gemex SA, 9.750%, 3/30/04..........      1,500,000      1,590,000
                                                              ------------
                                                                10,304,308
                                                              ------------
   Machinery & Computer Equipment - 0.8%

   Cincinnati Milacron, Inc., 8.375%,
     3/15/04................................      2,000,000      2,045,660
                                                              ------------

   Miscellaneous Manufacturing - 1.9%

   Briggs & Stratton, 8.875%, 3/15/11 (a)...        850,000        845,886
   Spear Leeds & Kellogg L.P., 8.250%,
     8/15/05 (a)............................      4,000,000      4,300,880
                                                              ------------
                                                                 5,146,766
                                                              ------------
   Printing & Publishing - 1.1%

   Primedia, Inc., 8.875%, 5/15/11..........      1,250,000      1,175,000
   Viacom, Inc., 7.875%, 7/30/30............      1,750,000      1,834,858
                                                              ------------
                                                                 3,009,858
                                                              ------------
   Tobacco Products - 1.1%

   UST, Inc., 8.800%, 3/15/05...............      3,000,000      3,071,160
                                                              ------------

   Transportation Equipment - 0.3%

   Derlan Manufacturing, Inc., 10.000%,
     1/15/07................................      1,019,000        947,670
                                                              ------------



See accompanying Notes to Financial Statements.

                                                        Par          Value
--------------------------------------------------------------------------

MINING & ENERGY - 6.1%

   Oil & Gas Extraction - 4.5%

   Husky Oil Ltd., 8.900%, 8/15/28..........    $ 3,000,000    $ 3,047,130
   Noble Drilling Corp., 7.500%, 3/15/19....      3,500,000      3,454,465
   Pemex Project Funding Master Trust,
     9.125%, 10/13/10 (a)...................        750,000        790,950
   YPF Sociedad Anonima, 7.500%, 10/26/02...      1,611,319      1,609,305
   Yosemite Securities Trust I, 8.250%,
     11/15/04 (a)...........................      3,000,000      3,092,250
                                                              ------------
                                                                11,994,100
                                                              ------------

   Oil & Gas Field Services - 1.6%

   SISI LLC, 8.875%, 5/15/11................      1,750,000      1,750,000
   Tosco Corp., 8.125%, 2/15/30.............      2,400,000      2,610,432
                                                              ------------
                                                                 4,360,432
                                                              ------------

RETAIL TRADE - 0.6%

   General Merchandise Stores - 0.6%

   Buhrmann US, Inc., 12.250%, 11/1/09......      1,750,000      1,732,500
                                                              ------------

SERVICES - 11.9%

   Amusement & Recreation - 1.3%

   Harrahs Entertainment, Inc., 7.125%,
     6/1/07 (a).............................      2,750,000      2,721,455
   Six Flags, Inc., 9.500%, 2/1/09 (a)......        750,000        751,875
                                                              ------------
                                                                 3,473,330
                                                              ------------
   Business Services - 1.2%

   DynCorp, Inc., 9.500%, 3/1/07............      1,000,000        940,000
   Iron Mountain, Inc., 10.125%, 10/1/06....      2,000,000      2,120,000
                                                              ------------
                                                                 3,060,000
                                                              ------------
   Health Services - 4.3%

   Allegheny Energy Supply, 7.800%,
     3/15/11 (a)............................        750,000        755,385
   HCA - The Healthcare Co., 7.125%,
     6/1/06.................................      4,000,000      3,945,400
   HCA-The Healthcare Co., 8.750%, 9/1/10...      1,550,000      1,650,750
   HCR Manor Care, 8.000%, 3/1/08 (a).......        750,000        743,880
   Quest Diagnostic, Inc., 7.500%, 7/12/11..      1,000,000        994,990
   Triad Hospitals, Inc., 8.750%, 5/1/09....        575,000        583,625
   Universal Health Services, Inc.,
     8.750%, 8/15/05........................      2,800,000      2,800,000
                                                              ------------
                                                                11,474,030
                                                              ------------
   Hotels, Camps & Lodging - 5.1%

   Hyatt Equities LLC, 7.000%, 5/15/02 (a)..      5,000,000      5,056,500
   Marriott International, Inc., 6.875%,
     11/15/05...............................      5,000,000      5,039,800
   Prime Hospitality Corp., 9.750%, 4/1/07..      3,500,000      3,570,000
                                                              ------------
                                                                13,666,300
                                                              ------------



See accompanying Notes to Financial Statements.

                                                        Par          Value
--------------------------------------------------------------------------

TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 24.6%

   Air Transportation - 3.7%

   Air 2 US, 8.027%, 10/1/19 (a)............    $ 2,615,004    $ 2,740,498
   American Airlines, Inc., Pass Through
     Certificates, Series 91-A, 9.710%,
     1/2/07.................................      2,242,471      2,315,262
   Continental Airlines, Inc., Pass
     Through Certificates, Series 97-CI,
     7.420%, 4/1/07.........................        773,059        790,878
   Delta Air Lines, Inc., 7.779%, 11/18/05..      3,750,000      3,925,050
                                                              ------------
                                                                 9,771,688
                                                              ------------

   Cable - 1.8%

   CSC Holdings, Inc., 7.875%, 2/15/18......      3,750,000      3,430,237
   Continental Cablevision, Inc., 8.875%,
     9/15/05................................      1,200,000      1,305,336
                                                              ------------
                                                                 4,735,573
                                                              ------------
   Communications - 2.0%

   Century Communications Corp., 9.750%,
     2/15/02................................      1,850,000      1,850,000
   Mirant Corp., 7.900%, 7/15/09............      3,500,000      3,438,785
                                                              ------------
                                                                 5,288,785
                                                              ------------
   Electric, Gas & Sanitary Services - 3.1%

   Allied Waste North American 8.875%,
     4/1/08 (a).............................        500,000        515,625
   CMS Energy Corp., 8.375%, 7/1/03.........      5,000,000      5,041,050
   National Power Corp., 9.000%, 7/5/02 (a).      1,500,000      1,512,210
   Waste Management, Inc., 7.375%, 8/1/10...      1,250,000      1,251,875
                                                              ------------
                                                                 8,320,760
                                                              ------------
   Electric Services - 5.2%

   AES Eastern Energy, L.P., 9.670%, 1/2/29.      1,250,000      1,245,225
   Edison, 9.875%, 4/15/11..................        500,000        473,750
   Endesa-Chile Overseas Co., 8.500%,
     4/1/09.................................      2,000,000      2,010,660
   Israel Electric Corp., Ltd., 7.950%,
     5/30/11................................      3,500,000      3,534,930
   PSE&G Energy Holdings, 8.500%, 6/15/11...      2,125,000      2,111,039
   Texas Utilities Electric Co. 9.750%,
     5/1/21.................................      2,000,000      2,095,360
   The AES Corp., 8.750%, 6/15/08...........      1,250,000      1,231,250
   The AES Corp., 9.500%, 6/1/09............      1,000,000      1,020,000
                                                              ------------
                                                                13,722,214
                                                              ------------
   Electronic Instruments & Controls - 0.4%

   AMETEK, Inc., 7.200%, 7/15/08 (a)........      1,000,000        958,050
                                                              ------------

   Telecommunication - 8.0%

   AOL Time Warner, Inc., 7.625%, 4/15/31...      2,750,000      2,750,027
   AT&T Wireless, 8.750%, 3/1/31 (a)........      2,750,000      2,877,875
   Frontier Corp., 7.250%, 5/15/04..........      5,000,000      4,050,000
   Rogers Wireless, Inc., 9.625%, 5/1/11....      3,175,000      3,175,000
   Rogers Cantel, Inc., 9.375%, 6/1/08......      3,000,000      2,970,000
   Telus Corp., 8.000%, 6/1/11..............      1,800,000      1,831,626
   WorldCom, Inc., 8.250%, 5/15/31..........      3,700,000      3,637,581
                                                              ------------
                                                                21,292,109
                                                              ------------



See accompanying Notes to Financial Statements.

                                                        Par          Value
--------------------------------------------------------------------------

   Transportation Services - 0.4%

   Stagecoach Holdings PLC, 8.625%,
     11/15/09...............................    $ 1,200,000   $  1,110,840
                                                              ------------

WHOLESALE TRADE - 0.9%

   Nondurable Goods - 0.9%

   Lilly Del Mar, Inc., 7.717%, 8/1/29 (a)..      2,250,000      2,337,682
                                                              ------------

TOTAL U.S. CORPORATE BONDS
   (cost of $230,696,538)...................                   231,851,072
                                                              ------------

FOREIGN CORPORATE BONDS - 0.9%

   Depository Institutions - 0.9%

   Sanwa Bank Ltd., 7.400%, 6/15/11
     (cost of $2,478,696)...................      2,500,000      2,414,650
                                                              ------------

TOTAL CORPORATE FIXED INCOME BONDS
   (cost of $233,175,234)...................                   234,265,722
                                                              ------------

GOVERNMENT OBLIGATIONS - 6.8%

GOVERNMENT BONDS - 6.8%

   Foreign Government Bonds - 4.0%

   Comtel Brasileira Ltd., 10.750%,
     9/26/04 (a)............................      2,000,000      1,963,125
   Republic of Panama, 7.875%, 2/13/02 (a)..      2,000,000      2,033,000
   State Of Qatar, 9.750%, 6/15/30 (a)......      2,750,000      3,107,720
   United Mexican States:
     8.375%, 1/14/11........................      1,750,000      1,767,500
     9.875%, 2/1/10.........................      1,500,000      1,648,500
                                                              ------------
                                                                10,519,845
                                                              ------------
   U.S. Government Bonds - 2.8%

   U. S. Treasury Bond
     6.250%, 5/15/30........................      3,200,000      3,389,472
   U. S. Treasury Notes
     5.000%, 2/15/11........................      2,200,000      2,134,330
     5.375%, 2/15/31........................      2,100,000      1,989,750
                                                              ------------
                                                                 7,513,552
                                                              ------------
TOTAL GOVERNMENT OBLIGATIONS
   (cost of $17,509,524)....................                    18,033,397
                                                              ------------

ASSET BACKED SECURITIES - 1.5%

   Asset-Backed Securities - 1.5%

   Option One Mortgage Securities Corp.,
     Series 1999-B, Class 2A, 9.660%,
     3/26/29................................      1,435,554      1,427,704
   Standard Chartered Bank
     8.000%, 5/30/31........................      2,500,000      2,518,600
                                                              ------------

TOTAL ASSET BACKED SECURITIES
   (cost of $3,915,054).....................                     3,946,304
                                                              ------------


See accompanying Notes to Financial Statements.

                                                        Par          Value
--------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 1.9%

   Commercial Paper - 1.9%

   UBS Financial Corp., 4.140% (c), 7/2/01
     (cost $5,124,411)......................    $ 5,125,000   $  5,124,411
                                                              ------------

TOTAL INVESTMENTS
   (cost of $259,724,223) (b)...............                   261,369,834
                                                              ------------

OTHER ASSETS & LIABILITIES, NET - 1.9%.....                      5,069,184
                                                              ------------

NET ASSETS - 100.0%........................                   $266,439,018
                                                              ============

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a)These securities are exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the value of these securities amounted to $67,653,497, which represents 25.4% of net assets.

(b)At June 30, 2001, the cost of investments for federal income tax purposes is $259,766,247.

(c)Represents yield at time of purchase.



See accompanying Notes to Financial Statements.

SR&F High Yield Portfolio

INVESTMENT PORTFOLIO
June 30, 2001

Corporate Fixed Income Bonds & Notes - 94.3%            Par          Value
--------------------------------------------------------------------------
CONSTRUCTION - 1.3%

   Building Construction - 1.3%

   Beazer Homes USA, Inc., 8.875%, 4/1/08...     $  500,000     $  502,500
   D.R.Horton, Inc., 8.000%, 2/1/09.........        500,000        480,000
                                                              ------------
                                                                   982,500
                                                              ------------

FINANCE, INSURANCE & REAL ESTATE - 11.0%

   Depository Institutions - 1.8%

   Keystone Owner Trust, 8.350%, 12/25/24...        600,000        549,375
   Sovereign Bancorp, Inc., 10.500%,
     11/15/06...............................        750,000        807,420
                                                              ------------
                                                                 1,356,795
                                                              ------------
   Financial Services - 5.0%

   Alamosa Delaware Inc., 12.500%,
     2/1/11 (a).............................        500,000        450,000
   Covad Communications Group, Inc.,
     12.000%, 2/15/10.......................      1,000,000        140,000
   Grupo Elektra SA, 12.000%, 4/1/08........      1,000,000        990,000
   LaBranche & Co., Inc., 12.000%, 3/1/07...      1,000,000      1,125,000
   Orion Power Holdings, Inc., 12.000%,
     5/1/10 (a).............................      1,000,000      1,110,000
                                                              ------------
                                                                 3,815,000
                                                              ------------
   Holding & Other Invest Office - 1.2%

   Meditrust, 7.114%, 8/15/04 (a)...........      1,000,000        930,000
                                                              ------------

   Insurance Carriers - 1.0%

   HCR Manor Care, 8.000%, 3/1/08...........        750,000        743,880
                                                              ------------

   Real Estate - 2.0%

   Choctaw Resort, 9.250%, 4/1/09 (a).......      1,000,000      1,020,000
   Lennar Corp., 9.950%, 5/1/10 (a).........        500,000        535,000
                                                              ------------
                                                                 1,555,000
                                                              ------------

MANUFACTURING - 18.4%

   Chemicals & Allied Products - 2.3%

   IMC Global, 11.250%, 6/1/11 (a)..........        500,000        497,500
   MacDermid Inc., 9.125%, 7/15/11 (a)......        750,000        742,500
   PMD Group Inc., 11.000%, 2/28/11 (a).....        500,000        515,000
                                                              ------------
                                                                 1,755,000
                                                              ------------
   Electronic & Electrical Equipment - 1.0%

   Flextronics International Ltd., 9.875%,
     7/1/10 (a).............................          750,000      750,000
                                                              ------------

   Food & Kindred Products - 2.7%

   Delco Remy International Inc.,
     11.000%, 5/1/09 (a)....................      1,000,000      1,035,000
   Pepsi-Gemex SA, 9.750%, 3/30/04..........      1,000,000      1,060,000
                                                              ------------
                                                                 2,095,000
                                                              ------------



See accompanying Notes to Financial Statements.

                                                        Par          Value
--------------------------------------------------------------------------

   Machinery & Computer Equipment - 0.6%

   Tritel PCS Inc., 10.375%, 1/15/11........     $  500,000     $  450,000
                                                              ------------

   Miscellaneous Manufacturing - 1.4%

   Insight Midwest, 10.500%, 11/1/10 (a)....      1,000,000      1,050,000
                                                              ------------

   Paper Products - 1.1%

   Indah Kiat Finance Mauritius, 10.000%,
     7/1/07 (b).............................        500,000         95,000
   Tembec Industry, 8.500%, 2/1/11..........        750,000        761,250
                                                              ------------
                                                                   856,250
                                                              ------------
   Primary Metal - 1.3%

   KB Home, 9.500%, 2/15/11.................      1,000,000      1,005,000
                                                              ------------

   Printing & Publishing - 2.5%

   Perry-Judd's, Inc., 10.625%, 12/15/07....      1,000,000        900,000
   World Color Press, Inc., 8.375%,
     11/15/08...............................      1,000,000      1,004,940
                                                              ------------
                                                                 1,904,940
                                                              ------------
   Rubber & Plastic - 0.5%

   Metromedia Fiber Network, Inc.,
     10.000%, 12/15/09......................      1,000,000        410,000
                                                              ------------

   Transportation Equipment - 5.0%

   BE Aerospace Inc., 8.875%, 5/1/11 (a)....        750,000        738,750
   Derlan Manufacturing, Inc., 10.000%,
     1/15/07................................        583,000        542,190
   Dura Operating Corp., 9.000%, 5/1/09 (a).      1,250,000      1,156,250
   The Fairchild Corp., 10.750%, 4/15/09....      1,000,000        800,000
   Westinghouse Air Brake Co., 9.375%,
     6/15/05................................        600,000        597,000
                                                              ------------
                                                                 3,834,190
                                                              ------------

MINING & ENERGY - 6.2%

   Coal Mining - 0.7%

   AEI Resources, Inc., 11.500%,
     12/15/06 (a) (b).......................      1,500,000        525,000
                                                              ------------

   Oil & Gas Extraction - 2.9%

   Cia Petrolifera Marlim, 13.125%,
     12/17/04 (a)...........................        700,000        747,250
   El Paso Energy Corp., 8.500%, 6/1/11 (a).        500,000        502,500
   Key Energy Services, Inc.,
     8.375%, 3/1/08 (a).....................        500,000        501,250
     14.000%. 1/15/09.......................        431,000        505,347
                                                              ------------
                                                                 2,256,347
                                                              ------------
   Oil & Gas Field Services - 2.6%

   Lone Star Technologies, 9.000%,
     6/1/11 (a).............................      1,000,000        975,000
   SESI LLC, 8.875%, 5/15/11 (a)............      1,000,000      1,000,000
                                                              ------------
                                                                 1,975,000
                                                              ------------

RETAIL TRADE - 6.7%

   Apparel & Accessory Stores - 1.3%

   William Carter Co., 10.375%, 12/1/06.....      1,000,000      1,020,000
                                                              ------------



See accompanying Notes to Financial Statements.

                                                        Par          Value
--------------------------------------------------------------------------

   Food Stores - 1.3%

   Marsh Supermarkets, Inc., 8.875%,
     8/1/07.................................    $ 1,000,000     $  980,000
                                                              ------------

   General Merchandise Stores - 0.6%

   Buhrmann US, Inc., 12.250%, 11/1/09......        500,000        495,000
                                                              ------------

   Miscellaneous Retail - 1.3%

   Hexcel Corp., 9.750%, 1/15/09 (a)........      1,000,000        965,000
                                                              ------------

   Restaurants - 2.2%

   AFC Enterprises, Inc., 10.250%, 5/15/07..      1,250,000      1,300,000
   Edison Mission, 9.875%, 4/15/11..........        400,000        379,000
                                                              ------------
                                                                 1,679,000
                                                              ------------

SERVICES - 23.4%

   Amusement & Recreation - 8.9%

   Argosy Gaming, 10.750% 6/1/09 (a)........      1,000,000      1,076,250
   Boyd Gaming Corp., 9.500%, 7/15/07.......        750,000        729,375
   Horseshoe Gaming Holding Corp.,
     8.625%, 5/15/09........................      1,000,000      1,007,500
   Park Place Entertainment Corp., 9.375%,
     2/15/07................................      1,000,000      1,050,000
   Premier Parks, Inc., 9.250% , 4/1/06.....        250,000        250,000
   Premier Parks, Inc., (c) 4/1/08..........      1,750,000      1,435,000
   Six Flags Inc., 9.500%, 2/1/09 (a).......        250,000        250,625
   Speedway Motorsports, Inc., 8.500%,
     8/15/07................................      1,000,000      1,015,000
                                                              ------------
                                                                 6,813,750
                                                              ------------
   Business Services - 1.9%

   Penhall Acquisition Corp., 12.000%,
     8/1/06.................................      1,500,000      1,470,000
                                                              ------------

   Health Services - 9.7%

   Bio-Rad Laboratories, Inc., 11.625%,
     2/15/07................................      1,000,000      1,080,000
   Dynacare, Inc., 10.750%, 1/15/06.........        500,000        507,500
   Express Scripts, Inc., 9.625%, 6/15/09...        500,000        542,500
   Healthsouth Corp., 10.750%, 10/1/08......      1,000,000      1,085,000
   InSight Health Services Corp., 9.625%,
     6/15/08................................      1,250,000      1,250,000
   Lifepoint Hospitals, Inc., 10.750%,
     5/15/09................................      1,000,000      1,090,000
   Matria Healthcare, 5.625%, 5/1/08 (a)....      1,000,000        935,000
   Triad Hospitals Inc., 8.750%,
     5/1/09 (a).............................        925,000        938,875
                                                              ------------
                                                                 7,428,875
                                                              ------------
   Hotels, Camps & Lodging - 2.9%

   Primedia Inc., 8.875%, 5/15/11 (a).......        750,000        705,000
   Prime Hospitality Corp., 9.750%, 4/1/07..      1,490,000      1,519,800
                                                              ------------
                                                                 2,224,800
                                                              ------------

TRANSPORTATION, COMMUNICATION, ELECTRIC
GAS & SANITARY SERVICES - 26.0%

   Broadcasting - 2.1%

   Key3Media Group Inc., 11.250%, 6/15/11...      1,000,000      1,000,000
   Knology Holdings, Inc., (c), 10/15/07....      2,000,000        620,000
                                                              ------------
                                                                 1,620,000
                                                              ------------



See accompanying Notes to Financial Statements.

                                                        Par          Value
--------------------------------------------------------------------------

   Cable - 2.7%

   Charter Communications Holding LLC:
     10.750%, 10/1/09.......................     $  500,000     $  523,750
     11.125%, 1/15/11.......................        400,000        422,000
     11.750%, 5/15/11 (a)...................      1,000,000        580,000
   Mediacom LLC, 11.000%, 7/15/13 (a).......        500,000        507,500
                                                              ------------
                                                                 2,033,250
                                                              ------------
   Communications - 5.7%

   BTI Telecom Corp., 10.500%, 9/15/07......      1,000,000        200,000
   Concentric Network Corp., 12.750%,
     12/15/07...............................      1,000,000        340,000
   Fairchild Semiconductor, 10.500%, 2/1/09.        500,000        483,750
   Focal Communications Corp., 11.875%,
     1/15/10................................      1,000,000        300,000
   Intermedia Communications, Inc., (c),
     3/1/09.................................      1,500,000      1,110,000
   MGC Communications, Inc., 13.000%,
     4/1/10.................................        845,000        236,600
   MetroNet Communications Corp., (c),
     6/15/08................................      1,000,000        830,000
   Nextlink Communications, Inc., (c),
     6/1/09.................................      1,000,000        140,000
   Rhythms NetConnections, Inc.,
     12.750%, 4/15/09.......................      1,000,000        105,000
   Tele1 Europe BV, 13.000%, 5/15/09........      1,000,000        590,000
                                                              ------------
                                                                 4,335,350
                                                              ------------
   Electric Services - 2.7%

   AES Corp., 9.375%, 9/15/10...............      1,000,000      1,007,500
   AES Drax Energy Ltd., 11.500%, 8/30/10...      1,000,000      1,082,500
                                                              ------------
                                                                 2,090,000
                                                              ------------
   Sanitary Services - 1.3%

   Allied Waste North America, Inc.,
     10.000%, 8/1/09........................      1,000,000      1,030,000
                                                              ------------

   Telecommunications - 7.6%

   Crown Castle International Corp.,
      9.375%, 8/1/11 (a)....................      1,000,000        885,000
   GT Group Telecom, (c), 2/1/10............      1,750,000        490,000
   Global Crossing Ltd., 9.125%, 11/15/06...      1,000,000        787,500
   Level 3 Communications, Inc., (c),
      12/1/08 (a)...........................      1,000,000        160,000
   MetroNet Communications Corp.
     12.000%, 8/15/07.......................      1,000,000      1,090,000
   Nextel Communications, 9.500%, 2/1/11....      1,000,000        790,000
   Primus Telecommunications Group, Inc.,
     12.750%, 10/15/09......................      1,000,000        220,000
   Rogers Wireless Inc., 9.625%, 5/1/11 (a).        500,000        500,000
   Telecorp PCS, Inc., 10.625%, 7/15/10.....        500,000        470,000
   Time Warner Telecom Inc., 10.125%,
     2/1/11.................................        500,000        455,000
                                                              ------------
                                                                 5,847,500
                                                              ------------
   Transportation Services - 3.2%

   RailAmerica Transportation Corp.,
     12.875%, 8/15/10.......................      1,000,000      1,030,000
   RailWorks Corp., 11.500%, 4/15/09........      1,500,000        510,000
   Stagecoach Holdings plc, 8.625%,
     11/15/09...............................      1,000,000        925,700
                                                              ------------
                                                                 2,465,700
                                                              ------------
   Water Transportation - 0.7%

   Teekay Shipping Corp., 8.875%,
      7/15/11 (a)...........................        500,000        506,250
                                                              ------------



See accompanying Notes to Financial Statements.

                                                        Par          Value
--------------------------------------------------------------------------

WHOLESALE TRADE - 1.3%

   Nondurable Goods - 1.3%

   U.S. Can Co., 12.375%, 10/1/10...........    $ 1,000,000    $ 1,015,000
                                                              ------------

TOTAL CORPORATE FIXED INCOME BONDS & NOTES
   (cost of $83,503,601)....................                    72,269,377
                                                              ------------

Government Obligations - 0.3%

GOVERNMENT BONDS - 0.3%

   Foreign Government Bonds - 0.3%

   Comtel Brasileira Ltd., 10.750%, 9/26/04 (a)
     (cost of $258,700 )....................        250,000        245,391
                                                              ------------

Asset Backed Obligations - 1.2%

ASSET-BACKED SECURITIES - 1.2% Mego Mortgage
   Home Loan Trust, Series 1997-3,
   Class CTFS, 8.010%, 8/25/23
   (cost of $500,000 )......................      1,000,000        882,187
                                                              ------------

Common Stocks - 0.2%                                 Shares
--------------------------------------------------------------------------

MANUFACTURING - 0.2%

   Communications Equipment - 0.2%

   RCN Corp. ...............................         22,949        125,990
                                                              ------------

TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.0%

   Communications - 0.0%

   Song Networks Holding AB, ADR............         17,612         36,281
   Viatel, Inc..............................          4,037            242
                                                              ------------
                                                                    36,523
                                                              ------------

TOTAL COMMON STOCKS
   (cost of $627,045).......................                       162,513
                                                              ------------

Warrants - 0.6%                                       Units
--------------------------------------------------------------------------

MANUFACTURING - 0.2%

   Machinery & Computer Equipment - 0.2%

   Key Energy Services, Inc. expires
     1/15/09 (e)............................          1,500        142,500
                                                              ------------

SERVICES - 0.0%

   Health Services - 0.0%

   Allegiance Telecom, Inc. expires
     2/3/08 (e).............................          1,500         47,760
                                                              ------------



See accompanying Notes to Financial Statements.

                                                      Units          Value
--------------------------------------------------------------------------

TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.4%

   Broadcasting - 0.0%

   Knology Holdings, Inc....................          2,000      $   2,000
                                                              ------------

   Communications - 0.1%

   Concentric Network Corp..................          1,000         20,000
   MGC Communications, Inc..................          1,500          7,500
                                                              ------------
                                                                    27,500
                                                              ------------
   Telecommunications - 0.2%

   Carrier 1 International..................          1,000         10,000
   GT Group Telecom.........................          1,750         70,000
   MetroNet Communications Corp. (a)........          1,000         81,981
                                                              ------------
                                                                   161,981
                                                              ------------

   Transportation Services - 0.1%

   RailAmerica, Inc. (a)....................          1,500        105,000
                                                              ------------

TOTAL WARRANTS
   (cost of $43,500)........................                       486,741
                                                              ------------

Short-Term Obligation - 1.6%                            Par
--------------------------------------------------------------------------

COMMERCIAL PAPER - 1.6%

   UBS Financial, 4.140% (d), 07/02/01......     $1,220,000      1,219,860
                                                              ------------

TOTAL SHORT-TERM OBLIGATION
   (cost of $1,219,860).....................                     1,219,860
                                                              ------------

TOTAL INVESTMENTS
   (cost of $86,152,706) (f)................                    75,266,069
                                                              ------------

OTHER ASSETS & LIABILITIES, NET - 1.8%.....                      1,396,744
                                                              ------------

NET ASSETS - 100.0%........................                    $76,662,813
                                                              ============

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a)These securities are exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the value of these securities amounted to $23,222,872, which represents 30.3% of net assets.

(b)These securities are in default of certain debt covenants. Income is not being accrued.

(c)Zero coupon bond.

(d)Rate represents yield at time of purchase.

(e)Non-income producing.

(f)At June 30, 2001, the cost of investments for federal income tax and book purposes is the same.

            Acronym               Name
           --------      -----------------------

              ADR       American Depositary Receipt

See accompanying Notes to Financial Statements.

Financial Statements

STATEMENTS OF ASSETS
AND LIABILITIES

June 30, 2001

                                          SR&F
                                  INTERMEDIATE         SR&F         SR&F
                                          BOND       INCOME   HIGH YIELD
                                     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                   -----------  -----------  -----------
ASSETS
Investments, at value (cost of
   $512,617,804, $259,724,223
   and $86,152,706,
   respectively)................. $517,756,414 $261,369,834  $75,266,069
Cash.............................        1,868           --        4,235
Receivable for:
   Investments sold..............   12,678,810    5,790,977      568,750
   Interest......................    7,806,431    5,149,170    1,801,871
   Variation margin on futures
     contracts...................      117,969           --           --
Other assets.....................        7,750           --           --
                                 ------------- ------------ ------------
   Total Assets..................  538,369,242  272,309,981   77,640,925
                                 ------------- ------------ ------------

LIABILITIES
Payable due to custodian bank....           --    2,171,945           --
Payable for:
   Investments purchased.........   12,601,914    3,617,474      935,000
   Management fee................      147,812       62,611       39,876
   Transfer agent fee............          302          501        1,354
   Bookkeeping fee...............        5,037        2,357        1,013
   Trustees' fee.................           --        8,094           --
Other liabilities................       86,315        7,981          869
                                 ------------- ------------ ------------
   Total Liabilities.............   12,841,380    5,870,963      978,112
                                 ------------- ------------ ------------
   Net Assets Applicable to
     Investors' Beneficial
     Interest.................... $525,527,862 $266,439,018  $76,662,813
                                 ============= ============ ============



See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2001

                                          SR&F
                                  INTERMEDIATE         SR&F         SR&F
                                          BOND       INCOME   HIGH YIELD
                                     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                   -----------  -----------  -----------
INVESTMENT INCOME
Interest income..................  $35,544,834  $20,000,634   $8,906,315
EXPENSES
Management fee...................    1,588,597    1,189,218      399,857
Transfer agent fee...............        6,001        6,001        6,001
Bookkeeping fee..................       37,152       29,877       25,749
Trustees' fee....................        9,795       18,774       11,615
Custody fee......................       20,113       15,483        5,091
Other expenses...................       51,037       43,054       34,957
                                  ------------ ------------ ------------
   Total Expenses................    1,712,695    1,302,407      483,270
Custody credits earned...........      (10,430)      (7,580)      (4,206)
                                  ------------ ------------ ------------
   Net Expenses..................    1,702,265    1,294,827      479,064
                                  ------------ ------------ ------------
   Net Investment Income.........   33,842,569   18,705,807    8,427,251
                                  ------------ ------------ ------------

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
   Investments...................    9,100,153      632,780   (4,979,101)
   Closed futures contracts......   (2,809,298)          --           --
                                  ------------ ------------ ------------
   Net realized gain (loss)......    6,290,855      632,780   (4,979,101)
                                  ------------ ------------ ------------
Net change in unrealized appreciation/
   depreciation on:
   Investments...................   14,299,505    9,234,843   (6,293,501)
   Open futures contracts........      287,908           --           --
                                  ------------ ------------ ------------
   Net change in unrealized
   appreciation/depreciation.....   14,587,413    9,234,843   (6,293,501)
                                  ------------ ------------ ------------
   Net Gain (Loss)...............   20,878,268    9,867,623  (11,272,602)
                                  ------------ ------------ ------------
Increase (Decrease) in Net Assets
   from Operations...............  $54,720,837  $28,573,430  $(2,845,351)
                                  ============ ============ ============



See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES
IN NET ASSETS
For the Year Ended June 30, 2001

                                                              SR&F
                                                          INTERMEDIATE                   SR&F                       SR&F
                                                              BOND                      INCOME                   HIGH YIELD
                                                            PORTFOLIO                  PORTFOLIO                  PORTFOLIO
                                                 ---------------------------   -----------------------   --------------------------
                                                     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                       JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,      JUNE 30,
INCREASE (DECREASE) IN NET ASSETS                          2001         2000         2001         2000         2001        2000(a)
                                                 -------------- ------------   ---------- ------------   ----------  --------------
OPERATIONS:
Net investment income.........................     $ 33,842,569 $ 31,012,005 $ 18,705,807 $ 19,977,293  $ 8,427,251   $ 9,382,874
Net realized gain (loss) on investments
   and futures contracts......................        6,290,855  (11,444,840)     632,780   (8,592,390)  (4,979,101)   (5,196,013)
Net change in unrealized appreciation/
   depreciation on investments
   and futures contracts......................       14,587,413      470,689    9,234,843    1,135,806   (6,293,501)   (2,744,565)
                                                 -------------- ------------ ------------ ------------  -----------   -------------
   Net Increase (Decrease) from Operations....       54,720,837   20,037,854   28,573,430   12,520,709   (2,845,351)    1,442,296
                                                 -------------- ------------ ------------ ------------  -----------   -------------
TRANSACTIONS IN INVESTORS'
BENEFICIAL INTEREST
Contributions.................................      185,647,741  267,691,633   48,850,061   73,664,842   43,942,010    64,108,751
Withdrawals...................................     (126,355,268)(309,773,935) (38,926,743)(154,954,281) (51,962,423)  (66,345,470)
                                                 -------------- ------------ ------------ ------------  -----------   -------------
   Net Increase (Decrease) from
   Transactions in Investors'
   Beneficial Interest........................       59,292,473  (42,082,302)   9,923,318  (81,289,439)  (8,020,413)   (2,236,719)
                                                 -------------- ------------ ------------ ------------  -----------   -------------
   Net Increase (Decrease) in Net Assets......      114,013,310  (22,044,448)  38,496,748  (68,768,730) (10,865,764)     (794,423)
NET ASSETS
Beginning of period...........................      411,514,552  433,559,000  227,942,270  296,711,000   87,528,577    88,323,000
                                                 -------------- ------------ ------------ ------------  -----------   -------------
End of period.................................     $525,527,862 $411,514,552 $266,439,018 $227,942,270  $76,662,813   $87,528,577
                                                 ============== ============ ============ ============  ===========   =============

(a)  Refer to Note 2 from the Notes to Financial Statements.

See accompanying Notes to Financial Statements.



-40-41 spread-

STATEMENTS OF ASSETS
AND LIABILITIES
June 30, 2001

                                     STEIN ROE
                                  INTERMEDIATE     STEIN ROE    STEIN ROE
                                          BOND        INCOME   HIGH YIELD
                                          FUND          FUND         FUND
                                   -----------   -----------  -----------
ASSETS
Investments in Portfolio,
  at value....................... $525,522,862  $266,347,016  $19,143,046
Receivable for:
   Fund shares sold..............    2,077,690       299,460        1,071
Other assets.....................        2,706         4,474        5,391
                                 -------------  ------------ ------------
   Total Assets..................  527,603,258   266,650,950   19,149,508
                                 -------------  ------------ ------------

LIABILITIES
Payable for:
   Fund shares repurchased.......      860,908       323,527       11,571
   Distributions.................      278,636       147,812       28,392
   Administration fee............       62,888        28,436        3,605
   Transfer agent fee............       11,596        31,254        2,647
   Bookkeeping fee...............        2,165         4,996        2,082
Other liabilities................       39,802        22,504       36,350
                                 -------------  ------------ ------------
   Total Liabilities.............    1,255,995       558,529       84,647
                                 -------------  ------------ ------------
Net Assets ...................... $526,347,263  $266,092,421  $19,064,861
                                 =============  ============ ============
COMPOSITION OF NET ASSETS
Paid in capital.................. $534,483,158  $283,205,497  $27,212,782
Overdistributed net
   investment income ............      (25,900)      (23,252)     (61,739)
Accumulated net realized loss....  (13,204,165)  (18,734,910)  (4,494,402)
Net unrealized appreciation
   (depreciation) on investments.    5,094,170     1,645,086   (3,591,780)
                                 -------------  ------------ ------------
Net Assets....................... $526,347,263  $266,092,421  $19,064,861
                                 =============  ============ ============
Net assets - Class A............. $ 12,278,982  $      1,135  $    89,633
                                 =============  ============ ============
Shares outstanding (unlimited
   number authorized) -
   Class A.......................    1,388,558           119       11,434
                                 =============  ============ ============
Net asset value and redemption
   price per share - Class A .... $       8.84  $       9.54  $      7.84
                                 ============= ============= ============
Maximum offering price per
   share - Class A (a)........... $       9.38  $      10.12  $      8.32
                                 =============  ============ ============
Net assets - Class S............. $514,068,281  $266,091,286  $18,975,228
                                 =============  ============ ============
Shares outstanding (unlimited
   number authorized) -
   Class S.......................   58,177,328    27,881,955    2,417,642
                                 =============  ============ ============
Net asset value, offering and
   redemption price per
   share - Class S............... $       8.84  $       9.54  $      7.85
                                 =============  ============ ============
(a) Computation of offering price: 100/94.25 of net asset value.

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2001 (a)

                                     STEIN ROE
                                  INTERMEDIATE    STEIN ROE    STEIN ROE
                                          BOND       INCOME   HIGH YIELD
                                          FUND         FUND         FUND
                                   -----------  -----------  -----------
INVESTMENT INCOME
Interest income allocated from
   Portfolio.....................  $35,522,776  $19,993,514  $ 2,807,634
Other income.....................           --           --        2,212
                                  ------------ ------------ ------------
   Total Investment Income.......   35,522,776   19,993,514    2,809,846

EXPENSES
Expenses allocated from
  Portfolio......................    1,701,232    1,294,367      150,628
Administration fee...............      678,729      329,118       37,708
Service fee - Class A............        6,349            2           62
Transfer agent fee...............      691,281      356,752       42,114
Bookkeeping fee..................       35,062       31,914       25,000
Trustees' fee....................        9,025       12,192        6,207
Custody fee......................        1,189        1,773          910
Registration fee.................       44,607       30,174       32,738
Other expenses...................       80,912       53,486       24,654
                                  ------------ ------------ ------------
   Total Expenses................    3,248,386    2,109,778      320,021
Fees waived or borne by the
   Advisor.......................           --           --      (60,042)
                                  ------------ ------------ ------------
   Net Expenses..................    3,248,386    2,109,778      259,979
                                  ------------ ------------ ------------
   Net Investment Income.........   32,274,390   17,883,736    2,549,867
                                  ============ ============ ============

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
ALLOCATED FROM PORTFOLIO
Net realized gain (loss) on
   investments...................    6,312,026      657,654   (1,816,150)
Net change in unrealized
   appreciation/depreciation
   on investments................   14,550,506    9,206,317   (2,046,685)
                                  ------------ ------------ ------------
   Net Gain (Loss)...............   20,862,532    9,863,971   (3,862,835)
                                  ------------ ------------ ------------
Net Increase (Decrease) in
   Net Assets from Operations....  $53,136,922  $27,747,707  $(1,312,968)
                                  ============ ============ ============

(a)  Class A shares were initially offered on July 31, 2000.

See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES
IN NET ASSETS

                                                                              STEIN ROE
                                                                             INTERMEDIATE                         STEIN ROE
                                                                                 BOND                              INCOME
                                                                                 FUND                               FUND
                                                                   ------------------------------    ------------------------------
                                                                      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                        JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
INCREASE (DECREASE) IN NET ASSETS                                         2001(a)            2000           2001(a)            2000
                                                                     -----------   -------------- ----------------   --------------
OPERATIONS
Net investment income ..........................................   $  32,274,390    $  29,554,155    $  17,883,736    $  19,114,109
Net realized gain (loss) on investments allocated
   from Portfolio...............................................       6,312,026      (11,381,060)         657,654       (8,589,730)
Net change in unrealized appreciation/depreciation
   on investments allocated from Portfolio .....................      14,550,506          441,554        9,206,317        1,161,205
                                                                   -------------    -------------    -------------    -------------
   Net Increase (Decrease) from Operations .....................      53,136,922       18,614,649       27,747,707       11,685,584
                                                                   -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income - Class A ...........................        (159,101)              --              (67)              --
From net investment income - Class S ...........................     (31,954,106)     (29,304,457)     (17,944,892)     (19,158,023)
                                                                   -------------    -------------    -------------    -------------
   Total Distributions to Shareholders .........................     (32,113,207)     (29,304,457)     (17,944,959)     (19,158,023)
                                                                   -------------    -------------    -------------    -------------

SHARE TRANSACTIONS
Subscriptions - Class A ........................................      12,399,083               --            1,029               --
Distributions reinvested - Class A .............................         159,101               --               67               --
Redemptions - Class A ..........................................        (189,378)              --               --               --
                                                                   -------------    -------------    -------------    -------------
   Net Increase - Class A ......................................      12,368,806               --            1,096               --
                                                                   -------------    -------------    -------------    -------------

Subscriptions - Class S ........................................     305,861,197      404,673,850       75,617,322      100,059,813
Distributions reinvested - Class S .............................      29,122,399       25,111,257       16,541,656       16,333,020
Redemptions - Class S ..........................................    (248,245,296)    (444,001,857)     (62,960,525)    (176,470,270)
                                                                   -------------    -------------    -------------    -------------
   Net Increase (Decrease) - Class S ...........................      86,738,300      (14,216,750)      29,198,453      (60,077,437)
                                                                   -------------    -------------    -------------    -------------
   Net Increase (Decrease) from Share Transactions .............      99,107,106      (14,216,750)      29,199,549      (60,077,437)
                                                                   -------------    -------------    -------------    -------------
   Total Increase (Decrease) in Net Assets .....................     120,130,821      (24,906,558)      39,002,297      (67,549,876)

NET ASSETS
Beginning of period ............................................     406,216,442      431,123,000      227,090,124      294,640,000
                                                                   -------------    -------------    -------------    -------------
End of period ..................................................   $ 526,347,263    $ 406,216,442    $ 266,092,421    $ 227,090,124
                                                                   =============    =============    =============    =============
Undistributed (overdistributed) net investment income ..........   $     (25,900)   $    (109,287)   $     (23,252)   $      34,796
                                                                   =============    =============    =============    =============
CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions - Class A ........................................       1,391,523               --              112               --
Issued for distributions reinvested - Class A ..................          18,393               --                7               --
Redemptions - Class A ..........................................         (21,358)              --               --               --
                                                                   -------------    -------------    -------------    -------------
   Net Increase - Class A ......................................       1,388,558               --              119               --

Subscriptions - Class S ........................................      35,102,599       47,824,717        7,999,523       10,850,719
Issued for distributions reinvested - Class S ..................       3,353,634        2,967,933        1,764,082        1,773,633
Redemptions - Class S ..........................................     (28,570,044)     (52,475,331)      (6,700,179)     (19,125,603)
                                                                   -------------    -------------    -------------    -------------
   Net Increase (Decrease) - Class S ...........................       9,886,189       (1,682,681)       3,063,426       (6,501,251)
                                                                   -------------    -------------    -------------    -------------
   Total Increase (Decrease) in Shares of Beneficial Interest ..      11,274,747       (1,682,681)       3,063,545       (6,501,251)
                                                                   -------------    -------------    -------------    -------------



                                                                            STEIN ROE
                                                                            HIGH YIELD
                                                                               FUND
                                                                  -------------------------------
                                                                      YEAR ENDED       YEAR ENDED
                                                                        JUNE 30,         JUNE 30,
INCREASE (DECREASE) IN NET ASSETS                                         2001(a)          2000(b)
                                                                  --------------  ---------------
OPERATIONS
Net investment income ..........................................   $   2,549,867    $   3,237,219
Net realized gain (loss) on investments allocated
   from Portfolio...............................................      (1,816,150)      (1,919,189)
Net change in unrealized appreciation/depreciation
   on investments allocated from Portfolio .....................      (2,046,685)        (770,615)
                                                                   -------------    -------------
   Net Increase (Decrease) from Operations .....................      (1,312,968)         547,415
                                                                   -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income - Class A ...........................          (2,150)              --
From net investment income - Class S ...........................      (2,541,933)      (3,293,837)
                                                                   -------------    -------------
   Total Distributions to Shareholders .........................      (2,544,083)      (3,293,837)
                                                                   -------------    -------------

SHARE TRANSACTIONS
Subscriptions - Class A ........................................          87,792               --
Distributions reinvested - Class A .............................             507               --
Redemptions - Class A ..........................................              --               --
                                                                   -------------    -------------
   Net Increase - Class A ......................................          88,299               --
                                                                   -------------    -------------

Subscriptions - Class S ........................................      49,952,009       76,679,549
Distributions reinvested - Class S .............................       2,189,224        2,714,165
Redemptions - Class S ..........................................     (64,983,096)     (73,738,122)
                                                                   -------------    -------------
   Net Increase (Decrease) - Class S ...........................     (12,841,863)       5,655,592
                                                                   -------------    -------------
   Net Increase (Decrease) from Share Transactions .............     (12,753,564)       5,655,592
                                                                   -------------    -------------
   Total Increase (Decrease) in Net Assets .....................     (16,610,615)       2,909,170

NET ASSETS
Beginning of period ............................................      35,675,476       32,766,306
                                                                   -------------    -------------
End of period ..................................................   $  19,064,861    $  35,675,476
                                                                   =============    =============
Undistributed (overdistributed) net investment income ..........   $     (61,739)   $     (67,523)
                                                                   =============    =============
CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions - Class A ........................................          11,369               --
Issued for distributions reinvested - Class A ..................              65               --
Redemptions - Class A ..........................................              --               --
                                                                   -------------    -------------
   Net Increase - Class A ......................................          11,434               --

Subscriptions - Class S ........................................       6,063,986        7,930,925
Issued for distributions reinvested - Class S ..................         265,722          281,889
Redemptions - Class S ..........................................      (7,810,418)      (7,542,811)
                                                                   -------------    -------------
   Net Increase (Decrease) - Class S ...........................      (1,480,710)         670,003
                                                                   -------------    -------------
   Total Increase (Decrease) in Shares of Beneficial Interest ..      (1,469,276)         670,003
                                                                   -------------    -------------


(a)  Class A shares were initially offered on July 31, 2000.
(b)  Refer to Note 2 from the Notes to Financial Statements.

See accompanying Notes to Financial Statements.



-44-45 spread-

Notes to Financial Statements

June 30, 2001

Note 1. Organization

     Stein Roe Intermediate Bond Fund, Stein Roe Income Fund and Stein Roe High Yield Fund (the "Funds") are series of Liberty-Stein Roe Funds Income Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. Stein Roe Intermediate Bond Fund, Stein Roe Income Fund and Stein Roe High Yield Fund invest substantially all of their assets in SR&F Intermediate Bond Portfolio, SR&F Income Portfolio and SR&F High Yield Portfolio (the "Portfolios"), respectively.

     The Funds may issue an unlimited number of shares. Effective July 31, 2000, the Funds began offering Class A shares. The Funds offer two classes of shares:
Class A and Class S. Class S shares are offered continuously at net asset value. Class A has its own sales charge and expense structure; please refer to each Fund's Class A prospectus for more information on Class A shares.

     The Portfolios are series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. SR&F High Yield Portfolio commenced operations on November 1, 1996, in conjunction with Stein Roe High Yield Fund. SR&F Intermediate Bond Portfolio and SR&F Income Portfolio commenced operations on February 2, 1998. At commencement, Stein Roe Intermediate Bond Fund and Stein Roe Income Fund contributed approximately $427,315,000 and $432,720,000 in securities and other net assets to SR&F Intermediate Bond Portfolio and SR&F Income Portfolio, respectively, in exchange for beneficial ownership of those Portfolios. The Portfolios allocate income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At June 30, 2001, Stein Roe Intermediate Bond Fund owned 100.0% of SR&F Intermediate Bond Portfolio; Income Fund owned 100.0% of SR&F Income Portfolio; and Stein Roe High Yield Fund and Stein Roe Institutional Client High Yield Fund owned approximately 25.0% and 75.0%, respectively, of SR&F High Yield Portfolio.

Note 2. Significant Accounting Policies

     The following summarizes the significant accounting policies of the Funds and the Portfolios. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investment Transactions and Investment Income

     Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date and interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis. Realized gains or losses from investment transactions are reported on an identified cost basis.

     Certain prior year financial statement balances have been restated to reflect the correction of an error related to the improper accounting of investment cost. For the SR&F High Yield Portfolio, the effect of this correction for the fiscal year ended June 30, 2000 was to increase the net change in unrealized appreciation/depreciation on investments and the net assets by $937,343. For the Stein Roe High Yield Fund, the effect of this correction for the fiscal year ended June 30, 2000 was to increase the net change in unrealized appreciation/depreciation on investments and the net assets by $376,385.

     Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The values of such securities are subject to market fluctuations during this period. None of the Funds or Portfolios had when-issued or delayed delivery purchase commitments as of June 30, 2001.

     Effective July 1, 2001, the Portfolios will adopt the provisions of the AICPA Audit and Accounting guide for Investment Companies and will be required to amortize premium and discount on all debt securities. Upon the effective date, this accounting principle change will not have an impact on total net assets, but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation. The Portfolios currently have not determined the impact of the adoption of the new accounting policy.

Security Valuations

     Long-term debt securities are valued using market quotations if readily available at the time of valuation. If market quotations are not readily available, they are valued at a fair value using a procedure determined in good faith by the Board of Trustees ("Trustees"), which has authorized the use of market valuations provided by a pricing service. Futures contracts are valued based on the difference between the last sale price and the opening price of the contract. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost. Those with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix, prepared by the Advisor, based on quotations for comparable securities. Other assets are valued by a method that the Trustees believes represents a fair value.

Determination of class net asset values and financial highlights

     All income, expenses (other than the Class A 12b-1 service fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Futures Contracts

     During the year ended June 30, 2001, SR&F Intermediate Bond Portfolio entered into U.S. Treasury security futures contracts to either hedge against expected declines in the value of their securities or as a temporary substitute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Portfolios seek to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the securities being hedged.

     Upon entering into a futures contract, the Portfolio deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unreal-ized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires. See SR&F Intermediate Bond Portfolio's Investment Portfolio for a summary of open futures contracts at June 30, 2001. No other Portfolios entered into any futures contracts during the period.

Federal Income Taxes

     No provision is made for federal income taxes, since (a) the Funds elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all federal income tax under provisions of current federal tax law; and (b) the Portfolios are treated as partnerships for federal income tax purposes and all of their income is allocated to their owners based on methods approved by the Internal Revenue Service.

     The Funds intend to utilize provisions of the federal income tax law that allow them to carry a realized capital loss forward for up to eight years following the year of the loss and offset such losses against any future realized gains.

     At June 30, 2001, the Funds had capital loss carryforwards as follows:

FUND                                   AMOUNT      YEAR OF EXPIRATION
----------------------------------------------------------------------
Stein Roe Intermediate Bond Fund  $ 9,360,723           2003-2009
Stein Roe Income Fund              17,211,007           2002-2009
Stein Roe High Yield Fund           3,520,415           2007-2009

Distributions to Shareholders

     Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

     The following reclassifications have been made to the financial statements:

                               INCREASE (DECREASE)
--------------------------------------------------------------------------------
                             ACCUMULATED ACCUMULATED
                          PAID IN      NET INVESTMENT       NET REALIZED
FUND NAME                 CAPITAL       INCOME (LOSS)        GAIN (LOSS)
--------------------------------------------------------------------------------
Intermediate Bond Fund    $ 4,577           $(77,796)            $73,219
Income Fund                (3,185)             3,175                  10

     These differences are primarily due to paydowns and market adjustments. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

     Additionally, the following net capital losses attributable to security transactions incurred after October 31, 2000 are treated as arising on July 1, 2001, the first day of the Funds' next taxable year:

FUND                        CAPITAL LOSS
-------------------------------------------
Income Fund                  $1,481,869
High Yield Fund                 973,987

Note 3. Portfolio Composition

     SR&F Intermediate Bond Portfolio invests primarily in marketable debt securities with an expected average life between three and ten years. SR&F Income Portfolio invests principally in medium-quality debt securities. SR&F High Yield Portfolio invests primarily in high yield, high-risk medium- and lower- quality debt securities.

     See each Portfolio's Investment Portfolio for information regarding individual securities as well as industry diversification. See each Portfolio's Fund Highlights for unaudited information regarding portfolio quality and average maturity.

Note 4. Trustees' Fees and Transactions with Affiliates

Management & Administrative Fee

     The Funds and Portfolios pay monthly management and administrative fees, computed and accrued daily, to Stein Roe & Farnham, Incorporated (the "Advisor"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment advisor and manager.

     The management fee for SR&F Intermediate Bond Portfolio is computed at an annual rate of 0.35% of the average daily net assets. The management fee for SR&F Income Portfolio is 0.50% of the first $100 million of average daily net assets and 0.475% thereafter. The management fee for SR&F High Yield Portfolio is 0.50% of the first $500 million of average daily net assets and 0.475% thereafter.

     The administrative fee for Stein Roe Intermediate Bond Fund is computed at an annual rate of 0.15% of average daily net assets. The administrative fee for Stein Roe Income Fund is 0.15% of the first $100 million of average daily net assets and 0.125% thereafter. The administrative fee for the Stein Roe High Yield Fund is 0.15% of the first $500 million of average daily net assets and 0.125% thereafter.

Bookkeeping Fee

     The Advisor provides bookkeeping and pricing services to each Fund and Portfolio for a monthly fee equal to $25,000 annually plus 0.0025% annually of each Fund's and Portfolio's average daily net assets over $50 million.

Expense Limit

     The Advisor has contractually agreed to reimburse Stein Roe High Yield Fund to the extent that annual expenses exceed 1.00% of average daily net assets. This commitment expired on October 31, 2000. Effective November 1, 2000, the Advisor has voluntarily agreed to reimburse the Fund to the extent that annual expenses exceed 1.00% of average daily net assets. This agreement may be modified or terminated by the Advisor at any time.

Transfer Agent Fee

     Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for the Funds for a monthly fee equal to 0.14% annually of average net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent receives reimbursement for certain out of pocket expenses. The Transfer Agent receives a fixed fee of $6,000 annually from each of the Portfolios.

Underwriting discounts, service and distribution fees

     Liberty Funds Distributor, Inc. (the "Distributor"), a subsidiary of the Advisor, is the Funds' principal underwriter. The Funds have adopted a 12b-1 plan (the "Plan") which requires it to pay the Distributor a monthly service fee equal to 0.25% annually on Class A net assets as of the 20th of each month for each Fund.

     The fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Other

     Certain officers and trustees of the Trust are also officers of the Advisor. No remuneration was paid to any other trustee or officer of the Trust who is affiliated with the Advisor.

Note 5. Line of Credit

     The Liberty-Stein Roe Municipal Trust (excluding the Stein Roe Municipal Money Market Fund, Liberty High Income Municipals Fund - Class A, and Stein Roe High-Yield Municipals Fund), and the SR&F Base Trust (excluding SR&FCash Reserves Portfolio and SR&FMunicipal Money Market Portfolio) (collectively, the "Trusts") participate in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit is $200 million. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each Trust and, ultimately, each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.5% per year. In addition, a commitment fee of 0.10% per annum on each Fund's borrowings shall be paid quarterly by each Fund based on the relative asset size of each Fund. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire line of credit at any particular time. For the year ended June 30, 2001, the Trusts had no borrowings under the agreement.

Note 6. Investment Transactions

     The aggregate cost of purchases and proceeds from sales of securities or maturities, other than short-term obligations, for the year ended June 30, 2001, were:

                                           PURCHASES               SALES
--------------------------------------------------------------------------------
SR&F Intermediate Bond Portfolio         $1,205,757,499   $1,084,380,691
SR&F Income Portfolio                       327,705,671      300,831,306
SR&F High Yield Portfolio                    88,679,459       86,774,132

     The aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities for the year ended June 30, 2001, were:

                                           PURCHASES               SALES
--------------------------------------------------------------------------------
SR&F Intermediate Bond Portfolio           $298,567,493     $303,524,571
SR&F Income Portfolio                        94,159,752       91,184,922

     Unrealized appreciation (depreciation) at June 30, 2001 for federal income tax purposes was:

                             SR&F            SR&F             SR&F
                         Intermediate        Income        High Yield
                        Bond Portfolio     Portfolio        Portfolio
--------------------------------------------------------------------------------
Gross unrealized
appreciation             $ 11,187,710     $ 5,774,148    $  3,632,841
Gross unrealized
depreciation               (6,361,333)     (4,170,561)    (14,519,478)
                         ------------     -----------    ------------
  Net unrealized
  appreciation
  (depreciation)         $  4,826,377     $ 1,603,587    $(10,886,637)
                         ============     ===========    ============

Financial Highlights

SR&F INTERMEDIATE BOND PORTFOLIO

Selected data for a share outstanding throughout each period is as follows:

                                                                                                              PERIOD
                                                                       YEAR ENDED  YEAR ENDED  YEAR ENDED      ENDED
                                                                         JUNE 30,    JUNE 30,    JUNE 30,   JUNE 30,
                                                                             2001        2000        1999     1998(a)
                                                                     ------------  ----------  ----------   --------
Selected Ratios
Ratio of net expenses to average net assets (c) ............                0.38%       0.38%       0.36%      0.39%(b)
Ratio of net investment income to average net assets (c) ...                7.46%       7.48%       6.41%      6.77%(b)
Portfolio turnover rate ....................................                 254%        356%        253%        86%(d)

(a)From commencement of operations on February 2, 1998.
(b)Annualized.
(c)The benefits derived from custody credits and directed brokerage arrangements had no impact.
(d)Not annualized.

SR&F INCOME PORTFOLIO

Selected data for a share outstanding throughout each period is as follows:

                                                                                                              PERIOD
                                                                       YEAR ENDED  YEAR ENDED  YEAR ENDED      ENDED
                                                                         JUNE 30,    JUNE 30,    JUNE 30,   JUNE 30,
                                                                             2001        2000        1999     1998(a)
                                                                     ------------  ----------  ----------   --------
Selected Ratios
Ratio of net expenses to average net assets (c) ............                0.53%       0.52%       0.50%      0.51%(b)
Ratio of net investment income to average net assets (c) ...                7.63%       7.91%       7.17%      7.23%(b)
Portfolio turnover rate ....................................                 128%        205%        203%        77%(d)

(a)From commencement of operations on February 2, 1998.
(b)Annualized.
(c)The benefits derived from custody credits and directed brokerage arrangements had no impact.
(d)Not annualized.

SR&F HIGH YIELD PORTFOLIO

Selected data for a share outstanding throughout each period is as follows:
                                                                                                                           PERIOD
                                                                       YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED       ENDED
                                                                         JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,
                                                                             2001      2000(d)       1999        1998      1997(a)
                                                                     ------------  ----------  ----------   ----------   --------
Selected Ratios
Ratio of net expenses to average net assets (c) ............                0.60%       0.58%       0.57%       0.65%       0.89%(b)
Ratio of net investment income to average net assets (c) ...               10.54%      11.04%       8.27%       8.13%       8.24%(b)
Portfolio turnover rate ....................................                 117%        144%        296%        426%        168%(e)

(a)From commencement of operations on November 1, 1996.
(b)Annualized.
(c)The benefits derived from custody credits and directed brokerage arrangements had no impact.
(d)Prior year financial highlights have been restated to reflect the correction of an error related to the improper accounting of investment cost. For the SR&F High Yield Portfolio, the effect of this correction for the fiscal year ended June 30, 2000 was to reduce the ratios of net expenses to average net assets and net investment income to average net assets by one basis point and two basis points, respectively.
(e)Not annualized.




-54-55 spread-

STEIN ROE INTERMEDIATE
BOND FUND

Selected data for a share outstanding throughout the period is as follows:

                                                             PERIOD ENDED
CLASS A                                                 JUNE 30, 2001 (a)
                                                        -----------------
NET ASSET VALUE, BEGINNING OF PERIOD .................         $     8.46
                                                               ----------
Income From Investment Operations

Net investment income (b) ............................               0.56
Net realized and unrealized gain on investments ......               0.36
                                                               ----------
   Total from Investment Operations ..................               0.92
                                                               ----------
Distributions

   From net investment income ........................              (0.54)
                                                               ----------
NET ASSET VALUE, END OF PERIOD .......................         $     8.84
                                                               ==========
Total return (c) .....................................             11.19%(d)
                                                               ----------
RATIOS TO AVERAGE NET ASSETS

Expenses .............................................              0.96%(e)
Net investment income ................................              6.90%(e)
Net assets end of period (000's) .....................         $   12,279

(a)From commencement of operations on July 31, 2000.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no initial sales charge or deferred sales charge.
(d)Not annualized.
(e)Annualized.


Selected data for a share outstanding throughout each period is as follows:

                                                                      YEARS ENDED JUNE 30,
                                           ------------------------------------------------------------------------
CLASS S                                            2001           2000           1999           1998           1997
                                           ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ...   $       8.41   $       8.63   $       8.97   $       8.74   $       8.58
                                           ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a) ..............           0.62           0.60           0.56           0.58           0.60
Net realized and unrealized gain (loss)
on investments .........................           0.43          (0.22)         (0.33)          0.23           0.17
                                           ------------   ------------   ------------   ------------   ------------
Total from Investment Operations .......           1.05           0.38           0.23           0.81           0.77
                                           ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income .............          (0.62)         (0.60)         (0.57)         (0.58)         (0.61)
                                           ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period .........   $       8.84   $       8.41   $       8.63   $       8.97   $       8.74
                                           ============   ============   ============   ============   ============
Total return (d) .......................         12.86%          4.62%          2.60%          9.51%          9.31%(b)
                                           ------------   ------------   ------------   ------------   ------------
RATIOS TO AVERAGE NET ASSETS
Expenses ...............................          0.72%          0.72%          0.72%          0.72%          0.73%
Net investment income ..................          7.14%          7.16%          6.31%          6.51%          6.97%(b)
Waiver/reimbursement ...................             --             --             --             --          0.02%
Portfolio turnover rate ................             --             --             --           138%(c)        210%(c)
Net assets end of period (000's) .......   $    514,068   $    406,216   $    431,123   $    437,456   $    328,784

(a)Per share data was calculated using average shares outstanding during the period.
(b)Computed giving effect to Advisor's expense limitation undertaking.
(c)Prior to commencement of operations of the Portfolio.
(d)Total return at net asset value assuming all distributions reinvested.




-56-57 spread-

STEIN ROE INCOME FUND

Selected data for a share outstanding throughout the period is as follows:

                                                             PERIOD ENDED
CLASS A                                                 JUNE 30, 2001 (a)
                                                      -------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................          $    9.21
                                                                ---------
Income From Investment Operations

Net investment income (b).............................               0.61
Net realized and unrealized gain on investments.......               0.32
                                                                ---------
   Total from Investment Operations...................               0.93
                                                                ---------
Distributions

   From net investment income.........................              (0.60)
                                                                ---------
NET ASSET VALUE, END OF PERIOD........................          $    9.54
                                                                =========
Total return (c)......................................             10.41%(d)
                                                                ---------
RATIOS TO AVERAGE NET ASSETS
Expenses .............................................              1.12%(e)
Net investment income ................................              7.08%(e)
Net assets end of period (000's)......................          $       1

(a)From commencement of operations on July 31, 2000.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no initial sales charge or deferred sales charge.
(d)Not annualized.
(e)Annualized.


Selected data for a share outstanding throughout each period is as follows:


                                                                      YEARS ENDED JUNE 30,
                                           ------------------------------------------------------------------------
CLASS S                                            2001           2000           1999           1998           1997
                                           ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ...   $       9.15   $       9.41   $      10.03   $       9.88   $       9.63
                                           ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a) ..............           0.69           0.70           0.67           0.69           0.70
Net realized and unrealized gain (loss)
  on investments .......................           0.39          (0.26)         (0.62)          0.15           0.25
                                           ------------   ------------   ------------   ------------   ------------
  Total from Investment Operations .....           1.08           0.44           0.05           0.84           0.95
                                           ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net investment income ...........          (0.69)         (0.70)         (0.67)         (0.69)         (0.70)
                                           ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period .........   $       9.54   $       9.15   $       9.41   $      10.03   $       9.88
                                           ============   ============   ============   ============   ============
Total return (d) .......................         12.20%          4.92%          0.52%          8.72%         10.34%(b)
                                           ------------   ------------   ------------   ------------   ------------
RATIOS TO AVERAGE NET ASSETS
Expenses ...............................          0.86%          0.86%          0.84%          0.83%          0.84%
Net investment income ..................          7.32%          7.58%          6.91%          6.89%          7.26%(b)
Waiver/reimbursement ...................             --             --             --             --          0.01%
Portfolio turnover rate ................             --             --             --            59%(c)        138%(c)
Net assets end of period (000's) .......   $    266,091   $    227,090   $    294,640   $    448,403   $    375,272

(a)Per share data was calculated using average shares outstanding during the period.
(b)Computed giving effect to Advisor's expense limitation undertaking.
(c)Prior to commencement of operations of the Portfolio.
(d)Total return at net asset value assuming all distributions reinvested.

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

STEIN ROE HIGH YIELD FUND

Selected data for a share outstanding throughout the period is as follows:

                                                             PERIOD ENDED
CLASS A                                                 JUNE 30, 2001 (a)
                                                      -------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................          $    9.17
                                                                ---------
Income From Investment Operations

Net investment income (b).............................               0.73
Net realized and unrealized gain on investments.......              (1.23)
                                                                ---------
   Total from Investment Operations...................              (0.50)
                                                                ---------
Distributions

   From net investment income.........................              (0.83)
                                                                ---------
NET ASSET VALUE, END OF PERIOD........................          $    7.84
                                                                =========
Total return (c)......................................             (5.51%)(d)
                                                                ---------

Ratios to Average Net Assets
Expenses .............................................              1.25%(e)
Net investment income ................................             10.03%(e)
Waiver/reimbursement..................................              0.29%(e)
Net assets end of period (000's)......................          $      90

(a)From commencement of operations on July 31, 2000.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no initial sales charge or deferred sales charge.
(d)Not annualized.
(e)Annualized.

Selected data for a share outstanding throughout each period is as follows:



                                                                                                                    PERIOD
                                                                            YEARS ENDED JUNE 30,                     ENDED
CLASS S                                                     --------------------------------------------------    JUNE 30,
-------                                                        2001         2000 (f)     1999         1998         1997 (a)
                                                             ---------    ---------    ---------    ---------     ---------
Net Asset Value, Beginning of Period.................         $   9.15     $  10.15     $  11.00     $  10.54      $  10.00
                                                             ---------    ---------    ---------    ---------     ---------
INCOME FROM INVESTMENT OPERATIONS

Net investment income (b)............................             0.86         1.05         0.85         0.85          0.52
Net realized and unrealized gain (loss)
   on investments....................................            (1.30)       (0.99)       (0.53)        0.61          0.54
                                                             ---------    ---------    ---------    ---------     ---------
   Total from Investment Operations..................            (0.44)        0.06         0.32         1.46          1.06
                                                             ---------    ---------    ---------    ---------     ---------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income...........................            (0.86)       (1.06)       (0.85)       (0.85)        (0.52)
From realized gains..................................               --           --        (0.32)       (0.15)           --
                                                             ---------    ---------    ---------    ---------     ---------
   Total Distributions Declared to Shareholders......            (0.86)       (1.06)       (1.17)       (1.00)        (0.52)
                                                             ---------    ---------    ---------    ---------     ---------
Net Asset Value, End of Period.......................         $   7.85     $   9.15     $  10.15     $  11.00      $  10.54
                                                             =========    =========    =========    =========     =========
Total return (c) (g).................................           (4.99%)       0.45%        3.50%       14.38%        10.88%(d)
                                                             ---------    ---------    ---------    ---------     ---------
RATIOS TO AVERAGE NET ASSETS

Expenses ............................................            1.00%        1.00%        1.00%        1.00%         1.00%(e)
Net investment income................................           10.14%       10.66%        8.23%        7.79%         8.05%(e)
Waiver/reimbursement.................................            0.25%        0.20%        0.22%        0.32%         1.29%(e)
Net assets end of period (000's).....................          $18,975      $35,675      $32,766      $41,471       $13,482


(a)  From commencement of operations on November 1, 1996.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Computed giving effect to Advisor's expense limitation undertaking.
(d)  Not annualized.
(e)  Annualized.
(f) Prior year financial highlights have been restated to reflect the correction of an error related to the improper accounting of investment cost. For the Stein Roe High Yield Fund-Class S, the effect of this correction for the fiscal year ended June 30, 2000 was a decrease to the net realized and unrealized loss on investments per share of $0.10, a decrease to the ratio of net investment income to average net assets of one basis point, and an increase of end of period net assets by $376,000. Performance increased by 97 basis points.
(g) Total return at net asset value assuming all distributions reinvested.

-60-61 spread-

Report of Independent Auditors

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

     To the Shareholders, Holders of Investors' Beneficial Interests and Board of Trustees of Liberty-Stein Roe Funds Income Trust and SR&F Base Trust

     Stein Roe Intermediate Bond Fund
     Stein Roe Income Fund
     Stein Roe High Yield Fund
     SR&F Intermediate Bond Portfolio
     SR&F Income Portfolio
     SR&F High Yield Portfolio

     We have audited the accompanying statements of assets and liabilities of Stein Roe Intermediate Bond Fund, Stein Roe Income Fund, and Stein Roe High Yield Fund (three series of Liberty-Stein Roe Funds Income Trust) and the accompanying statements of assets and liabilities, including the portfolios of investments, of SR&F Intermediate Bond Portfolio, SR&F Income Portfolio and SR&F High Yield Portfolio (three series of SR&F Base Trust) as of June 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned series of Liberty-Stein Roe Funds Income Trust and SR&F Base Trust at June 30, 2001, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

     Boston, Massachusetts
     August 22, 2001

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[STEIN ROE LOGO]
STEIN ROE MUTUAL FUNDS


One Financial Center
Boston, MA 02111-2621
800-338-2550

                                                         DIR-02/459G-0601 (8/01)
                                                                         01/1539